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                                                                  EXHIBIT 10.1


                                  SUPPLEMENTAL

                          SECURITIES PURCHASE AGREEMENT

                                      AMONG

                            KRAUSE'S FURNITURE, INC.,

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                       AND

                               JAPAN OMNIBUS LTD.

                           Dated as of August 14, 1997


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                                TABLE OF CONTENTS

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

    1. Purchase and Sale of the New Securities.......................................2
           1.1. Authorization to Sell the New Securities.............................2
           1.2. Closing..............................................................2
           1.3. Deliveries at Closing................................................3
           1.4. Standby Note Closing.................................................3
           1.5. Conditions to Funding the Standby Notes..............................4
           1.6. Deliveries at Each Standby Note Closing..............................5
           1.7. Definitions..........................................................5

    2. Representations and Warranties of the Company.................................5
           2.1. Organization and Qualification.......................................5
           2.2. Due Authorization....................................................6
           2.3. Subsidiaries.........................................................6
           2.4. SEC Reports..........................................................6
           2.5. Financial Statements.................................................7
           2.6. Actions Pending; Compliance with Laws................................7
           2.7. Title to Properties; Insurance.......................................7
           2.8. Governmental Consents, etc...........................................8
           2.9. Holding Company Act and Investment Company Act.......................8
           2.10. Taxes...............................................................8
           2.11. Conflicting Agreements and Charter Provisions.......................9
           2.12. Capitalization......................................................9
           2.13. Issuance, Sale and Delivery of the New Notes and the New
                    Warrants.........................................................10
           2.14. Issuance, Sale and Delivery of the Common Stock.....................10
           2.15. Registration Under Exchange Act.....................................10
           2.16. ERISA...............................................................10
           2.17. Possession of Franchises, Licenses, Etc.............................11
           2.18. Environmental and Other Regulations.................................11
           2.19. Patents and Trademarks..............................................11
           2.20. Material Contracts and Obligations..................................12
           2.21. Books and Records...................................................12
           2.22. Transactions with Related Parties...................................13
           2.23. Brokers.............................................................13
           2.24. Accuracy of Information.............................................13
           2.25. Offering of New Securities..........................................13
           2.26. Use of Proceeds.....................................................14
           2.27. Unlawful Use of Proceeds............................................14
           2.28. Costs of "Year 2000" Modifications..................................14

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

    3. Representations and Warranties of each Purchaser..............................14
           3.1. Organization and Qualification.......................................14
           3.2. Due Authorization....................................................15
           3.3. Conflicting Agreements and Other Matters.............................15
           3.4. Actions Pending; Compliance with Laws................................15
           3.5. Acquisition for Investment...........................................15
           3.6. Brokers or Finders...................................................16
           3.7. Accredited Investor..................................................16

    4. Registration, Exchange and Transfer of Notes..................................16
           4.1. Authorized Denominations of Notes....................................16
           4.2. The Note Register; Persons Deemed Owners.............................16
           4.3. Issuance of New Notes Upon Exchange or Transfer......................16
           4.4. Lost, Stolen, Damaged and Destroyed Notes............................17

    5. Payment of Notes..............................................................17
           5.1. Home Office Payment..................................................17
           5.2. Limitation on Interest...............................................17
           5.3. Interest.............................................................18
           5.4. Business Day.........................................................18

    6. Covenants of the Company......................................................18
           6.1. Payment of the Notes.................................................18
           6.2. Financial Covenants..................................................18
           6.3. Limitation on Senior Equity Securities...............................19
           6.4. Merger; Purchase and Sale of Assets..................................19
           6.5. Compliance with Laws.................................................20
           6.6. Limitation on Agreements.............................................20
           6.7. Preservation of Franchises and Existence.............................20
           6.8. Insurance............................................................21
           6.9. Payment of Taxes and Other Charges...................................21
           6.10. Effect of Certain Breaches..........................................21
           6.11. ERISA...............................................................22
           6.12. Financial Statements and Other Reports..............................22
           6.13. Inspection of Property..............................................23
           6.14. Rights of First Offer...............................................24
           6.15. Lost, Stolen, Damaged and Destroyed Stock Certificates..............24
           6.16. Related Party Transactions..........................................25
           6.17. Operations in Accordance with Business Plan.........................25
           6.18. Notice of Breach....................................................25

    7. Restrictions on Transfer......................................................25



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

    8. Events of Default and Remedies................................................26
           8.1. Events of Default....................................................26
           8.2. Acceleration of Maturity.............................................27
           8.3. Other Remedies.......................................................28
           8.4. Conduct Not a Waiver; Collection Expenses............................28
           8.5. Annulment of Acceleration............................................28
           8.6. Remedies Cumulative..................................................29
           8.7. Limitations..........................................................29

    9. Redemption....................................................................29
           9.1. Optional Redemption..................................................29
           9.2. Mandatory Redemption.................................................29
           9.3. Procedures for Partial Redemption....................................30
           9.4. Change in Control....................................................30
           9.5. Redemption Procedures................................................30

    10. Subordination of Notes.......................................................31
           10.1. Subordination of Notes to Senior Indebtedness.......................31
           10.2. Proofs of Claim of Holders of Senior Indebtedness; Voting...........33
           10.3. Rights of Holders of Senior Indebtedness Unimpaired.................34
           10.4. Effects of Event of Default.........................................34
           10.5. Company's Obligations Unimpaired....................................34
           10.6. Subrogation.........................................................35

    11. Interpretation...............................................................35
           11.1. Definitions.........................................................35
           11.2. Accounting Principles...............................................40

    12. Miscellaneous................................................................40
           12.1. Payments............................................................40
           12.2. Severability........................................................40
           12.3. Specific Enforcement................................................40
           12.4. Entire Agreement....................................................41
           12.5. Counterparts........................................................41
           12.6. Notices and Other Communications....................................41
           12.7. Amendments; Waivers.................................................42
           12.8. Cooperation.........................................................43
           12.9. Successors and Assigns..............................................43
           12.10. Expenses and Remedies..............................................43
           12.11. Survival of Representations and Warranties.........................44
           12.12. Transfer of Securities.............................................44
           12.13. Governing Law; Consent to Jurisdiction.............................45

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

           12.14. Term...............................................................46
           12.15. Publicity..........................................................46
           12.16. Signatures.........................................................46

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               THIS SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT, dated as of
August 14, 1997 (this "Agreement"), among KRAUSE'S FURNITURE, INC., a Delaware corporation (including its predecessors, the "Company"), GENERAL ELECTRIC
CAPITAL CORPORATION, a New York corporation ("GECC"), and JAPAN OMNIBUS LTD., an international business company incorporated in the British Virgin Islands
("JOL"; each of GECC and JOL is sometimes referred to herein as a "Purchaser"
and collectively as the "Purchasers").

               WHEREAS, pursuant to the Securities Purchase Agreement dated as of August 26, 1996 (the "Original Agreement") between the Company and GECC, GECC purchased from the Company, and the Company sold to GECC, (i) 5,000,000 shares of the Company's Common Stock par value $.001 per share (the "Common Stock"), at an aggregate purchase price of $5,000,000, (ii) the Company's 10% Subordinated
Pay-In-Kind Note due August 31, 2001, in the initial aggregate principal amount of $5,000,000 (the "Original Note"), and (iii) in connection with the sale of the Existing Notes, a warrant (the "Existing Warrant" and, together with any warrants issued upon any division thereof, the "Existing Warrants") to purchase
1,400,000 shares of Common Stock.


               WHEREAS, pursuant to this Agreement the Company and GECC wish to amend and restate the provisions of the Original Note and the Additional Notes
(as defined in the Original Agreement) issued in payment of accrued interest on the Original Note and Additional Notes through May 31, 1997, and to replace the Original Note and the Additional Notes with a single note in the initial principal amount of $5,501,091.00, representing the aggregate principal amount of the Original Note and the Additional Notes and all interest accrued on the Original Note and the Additional Notes from June 1, 1997 through the date of this Agreement (such replacement note including all securities issued in exchange or replacement therefor, the "Replacement Note")


               WHEREAS, GECC and JOL wish to purchase from the Company, and the Company wishes to sell to GECC and JOL, (i) the Company's 9.5% Subordinated
Notes due August 31, 2002, in the aggregate principal amount of $3,000,000
(including all securities issued in exchange or replacement therefor, herein referred to as the "1997 Notes"), and, subject to the terms and conditions set forth herein, the Company's 9.5% Subordinated Notes, substantially in the form set forth on Exhibit B attached hereto, in the aggregate maximum principal amount of $3,500,000, available to be issued, subject to the terms and conditions of this Agreement, at the Company's option in a single transaction in the amount of $3,500,000 or in up to two transactions, each in the amount of $1,750,000, from January 2, 1998 through February 28, 2000 (including all securities issued in exchange or replacement therefor, herein referred to as the "Standby Notes" and, together with the 1997 Notes, the "New Notes") and (ii) (a) in connection with the sale of the 1997 Notes, warrants (together with any warrants issued upon any division thereof, the "1997 Warrants") to purchase
740,000 shares of Common Stock, having the terms and conditions set forth in the form of the warrant attached hereto as Exhibit C-1, (b) in connection with the sale of each Standby Note, a warrant (each, a "Standby Warrant" and, together with any warrants issued upon any division thereof, the "Standby Warrants") to purchase shares of Common Stock (covering 560,000 shares of Common Stock in the aggregate, or 80,000 shares of Common Stock for each $500,000 principal amount of Standby Notes) having the terms and conditions set forth in the form of the warrant attached hereto as Exhibit C-2 and (c) a warrant (the "Performance Warrant" and, together with any warrants issued upon any division thereof, the "Performance Warrants") to purchase up to 1,000,000 shares of Common Stock having the terms and conditions set forth in the form of the warrant attached hereto as Exhibit C-3 (the 1997 Warrants, the Standby Warrants and the Performance Warrants are collectively referred to as the "New Warrants"). In this Agreement, the Existing Warrants and the New Warrants are collectively referred to as the "Warrants"; the New Notes and the Replacement Notes are collectively referred to as the "Notes"; and the Common Stock, the Notes and the Warrants are collectively referred to as the "Securities".

               WHEREAS, the Purchasers and the Company desire to provide for the purchase and sale of the New Notes and the New Warrants (the "New Securities") and GECC and the Company desire to amend and restate certain provisions of the Original Agreement and to establish various rights and obligations in connection therewith.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, GECC and the Company agree to amend and restate the provisions of Sections 4 through 10 of the Original Agreement and that the provisions of Sections 4 through 10 of this Agreement shall supersede the provisions of the corresponding sections of the Original Agreement and the Purchasers and the Company agree as follows:

        1.     Purchase and Sale of the New Securities.

                1.1. Authorization to Sell the New Securities. Subject to the terms and conditions of this Agreement, the Company has duly authorized the issuance and sale of the New Securities.

                1.2. Closing . The closing of the purchase and sale of the 1997 Note, the 1997 Warrant and the Performance Warrant (the "Closing") will take place at the offices of Fried, Frank, Harris, Shriver & Jacobson, New York, New York, at 9:00 a.m. on the date of this Agreement or on such other date as shall be mutually agreed by the Company and the Purchasers (the "Closing Date").

                1.3. Deliveries at Closing. At the Closing:

                        (i) Morrison & Foerster L.L.P., counsel to the Company, shall have delivered to the Purchasers an opinion dated the Closing Date with respect to the matters set forth in Exhibit D hereto;



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                        (ii) the Company shall have delivered to the Purchasers
        the 1997 Warrants (covering 600,000 shares of Common Stock in the case of GECC and 140,000 shares of Common Stock in the case of JOL) and the Performance Warrants in the forms of Exhibit C-1 and Exhibit C-3;

                        (iii) the Company shall have delivered to the Purchasers the 1997 Notes in such denominations as the Purchasers have requested, dated the Closing Date and registered in the name of the applicable Purchaser, in an aggregate principal amount of $2,500,000 in the case of GECC, and $500,000 in the case of JOL;

                        (iv) GECC shall have paid to the Company $2,500,000 by wire transfer of immediately available funds which shall represent the purchase price for the 1997 Note, 1997 Warrant and the Performance Warrant to be acquired by it, and JOL shall have paid to the Company $500,000 by wire transfer of immediately available funds which shall represent the purchase price for the 1997 Note, 1997 Warrants and the Performance Warrant to be acquired by it;

                        (v) the Company shall have delivered to GECC a Replacement Note in the initial aggregate principal amount of $5,501,091.00 in the form attached hereto as Exhibit E, which shall replace the Original Note and the outstanding Additional Notes (which shall be canceled and retired) and any Additional Notes issuable in payment of accrued and unpaid interest on the Original Notes and the outstanding Additional Notes from June 1, 1997 through the date of this Agreement;

                        (vi) the side letter agreement (the "Side Letter") in the form of Exhibit F attached hereto shall have been executed by the Company, the Purchasers and the Stockholders of the Company holding at least a majority of the Common Stock and delivered to the Permal Group (as defined in the Original Agreement); and

                        (vii) the Senior Indebtedness shall have been amended as set forth in Exhibit G attached hereto.

               The Closing of the purchase and sale of the 1997 Note, the 1997 Warrant and the Performance Warrant shall be deemed to have taken place in the State of New York.

                1.4. Standby Note Closing. Subject to the terms and conditions hereinafter set forth, the Company may elect to issue the Standby Notes in a single transaction in the aggregate principal amount of $3,500,000 or in up to two transactions each in the aggregate principal amount of $1,750,000. The closing (each, a "Standby Note Closing") of each purchase and sale of Standby Notes (and the accompanying Standby Warrants) will take place at the offices of Fried, Frank, Harris, Shriver & Jacobson, New York, New York, at 9:00 a.m. on such date that is 30 days after the date the Company gives written notice (each, a "Drawdown Notice") to the Purchasers of its intent to issue to the Purchasers such Standby Notes and no later than February 28, 2000, or on such other date as



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shall be mutually agreed by the Company and the Purchasers, but no earlier than
January 2, 1998 and no later than February 28, 2000 (each, a "Drawdown Date").

                1.5. Conditions to Funding the Standby Notes. The obligation of the Purchasers to fund the applicable Standby Notes on any Drawdown Date shall be subject to the compliance by the Company with its agreements contained herein and to the satisfaction on or before such Drawdown Date of each of the following further conditions:

                (i) on such Drawdown Date, each Purchaser shall purchase from the Company its pro rata share of the Standby Notes to be issued at such Standby Note Closing.

                (ii) the representations and warranties contained in Section 2 shall be true and correct on and as of the date of this Agreement and on and as of such Drawdown Date with the same force and effect as though made on and as of such date (except as to transactions permitted hereby) and the Company shall have complied with each of its covenants and agreements contained in this Agreement; and no Event of Default shall have occurred (except an Event of Default which shall have been waived in writing or which shall have been cured) and no Event of Default shall exist after giving effect to the funding of the Standby Note; and the Purchasers shall have received a certificate containing a representation to these effects dated such Drawdown Date and signed by an officer of the Company;

                (iii) the funding of the Standby Notes by the Purchasers on such Drawdown Date shall not be prohibited by any order, judgment, decree, statute, law, rule or regulation to which either Purchaser or the Company or any of their respective property is subject;

                (iv) as of the date of such Drawdown Notice and as of such Drawdown Date (each, a "Measurement Date"), the Company shall have achieved EBITDA for the 12-month period immediately preceding each such Measurement Date (or such shorter period as may be indicated on Schedule 1.5) not less than the amount set forth opposite such Measurement Date on Schedule 1.5; provided that, if actual EBITDA of the Company for the month immediately preceding any such Measurement Date is not available on any Measurement Date, the applicable period shall be the 12-month period (or shorter period, as the case may be) ending with the month prior to the month immediately preceding such Measurement Date; and

                (v) all instruments and legal and corporate proceedings in connection with the Standby Note contemplated by this Agreement shall be satisfactory in form and substance to the Purchasers, and the Purchasers shall have received copies of all documents which the Purchasers may have reasonably requested in connection with the Standby Notes.

                1.6. Deliveries at Each Standby Note Closing. At each Standby Note Closing:



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                (i) counsel to the Company shall have delivered to the
Purchasers an opinion dated the Drawdown Date reasonably satisfactory to the Purchasers with respect to matters reasonably requested by the Purchasers;

                (ii) the Company shall have delivered to the Purchaser the Standby Warrant to be issued to such Purchaser at such Standby Note Closing in the form of Exhibit C-2;

                (iii) the Company shall have delivered to each Purchaser the Standby Notes in such denominations as such Purchaser may request, dated the Drawdown Date and registered in the name of the applicable Purchaser; and

                (iv) each Purchaser shall have paid to the Company by wire transfer of immediately available funds, the purchase price for the Standby Notes and the Standby Warrants to be acquired by it.

                The Closing of the purchase and sale of the Standby Notes and the Standby Warrants shall be deemed to have taken place in the State of New York.

                1.7. Definitions. Certain capitalized terms used in this Agreement are defined in Section 11 hereof.

        2. Representations and Warranties of the Company.

                The Company represents and warrants as of the Closing Date and as of each Drawdown Date as follows:

                2.1. Organization and Qualification . Each of the Company and its Subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated and has the power to own its respective property and to carry on its respective business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary and where the failure so to qualify would be material to the Company or such Subsidiary, as the case may be.

                2.2. Due Authorization . The execution and delivery of this Agreement, the Side Letter, the New Notes and the New Warrants and the issuance and sale of the New Securities by the Company and compliance by the Company with all the provisions of this Agreement, the Side Letter, the New Notes and the New Warrants (i) are within the corporate power and authority of the Company; (ii) do not or will not require any approval or consent of the stockholders of the Company, other than approvals and consents which have been duly obtained; and
(iii) have been authorized by all requisite corporate proceedings on the part of the Company. This Agreement, the Side Letter, the New Notes and the New Warrants have been duly executed and delivered by the Company and constitute valid and binding



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agreements of the Company, enforceable in accordance with their respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Company has furnished to the Purchasers true and correct copies of the Company's Certificate of Incorporation and By-laws as in effect on the date of this Agreement.

                2.3. Subsidiaries. The Subsidiaries of the Company, all of which are wholly owned by the Company, directly or indirectly, together with their jurisdiction of incorporation, are as set forth on Schedule 2.3 hereto.

                2.4. SEC Reports. The Company and its predecessors have filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act since December 31, 1993; and the Company has furnished the Purchaser copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and all proxy statements and reports under the Exchange Act filed by the Company after such date, each as filed with the Securities and Exchange Commission (the "Commission") (collectively, the "SEC Reports"). Each SEC Report was in compliance with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and as of the date hereof there is no fact not disclosed in the SEC Reports which is material to the Company.

                2.5. Financial Statements. The financial statements (including any related schedules and/or notes) included in the SEC Reports have been prepared in accordance with generally accepted accounting principles consistently followed (except as indicated in the notes thereto) throughout the periods involved and fairly present the consolidated financial condition, results of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries as of the dates thereof and for the periods ended on such dates (in each case subject, as to interim statements, to changes resulting from year-end adjustments, which in the aggregate will not be material in amount or effect), and the Company and its Subsidiaries have no material liabilities, contingent or otherwise, not reflected in the Company's balance sheet as of May 4, 1997 included in the SEC Reports or otherwise referred to in the SEC Reports or otherwise disclosed to the Purchaser in writing prior to the date of this Agreement, other than any such liabilities incurred in the ordinary course of business since May 4, 1997. Since May 4, 1997 the Company and its Subsidiaries have operated their respective businesses only in the ordinary course and no event has occurred which has or is reasonably likely to have a material adverse effect on the business, financial condition, operations, results of operations, assets, liabilities or prospects of the Company or any of its Subsidiaries (a "Material Adverse Effect"), other than changes



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disclosed or referred to in the SEC Reports or otherwise disclosed to the
Purchasers in writing prior to the date of this Agreement.

                2.6. Actions Pending; Compliance with Laws. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened by any public official or governmental authority, against the Company or any of its Subsidiaries or any of their respective properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality, which questions the validity or enforceability of, or seeks to enjoin or invalidate this Agreement, the Side Letter, or the New Securities or any action taken or to be taken pursuant hereto or thereto, or, except as set forth in the SEC Reports or as otherwise disclosed to the Purchasers in writing, which is reasonably likely to be material to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries is in default in any material respect with respect to any judgment, order, writ, injunction, decree or award.

                2.7. Title to Properties; Insurance. The Company and each of its Subsidiaries have good and valid title to, or, in the case of property leased by any of them as lessee, a valid and subsisting leasehold interest in, their respective properties and assets, free of all liens and encumbrances other than those referred to in the financial statements of the Company (or the notes thereto) for the year ended February 2, 1997, included in the SEC Reports, except in each case for such defects in title and such other liens and encumbrances which are disclosed in the SEC Reports or which do not in the aggregate materially detract from the value to the Company and its Subsidiaries of their respective properties and assets. The Company and its Subsidiaries maintain insurance in such amounts (to the extent available in the public market), including self-insurance, retainage and deductible arrangements, and of such a character as is reasonable for companies engaged in the same or similar business. All insurance policies of the Company and its Subsidiaries are disclosed on Schedule 2.7.

                2.8. Governmental Consents, etc. The Company is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to or in connection with the valid execution, delivery and performance of this Agreement, the Side Letter, the New Notes and the New Warrants and the valid offer, issue, sale or delivery of the New Securities, or the performance by the Company of its obligations in respect thereof, except for any filings required to effect any registration pursuant to the Registration Rights Agreement and any filings required pursuant to state and federal securities laws which will be timely made after the Closing hereunder.

                2.9. Holding Company Act and Investment Company Act. Neither the Company nor any Subsidiary is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated



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

person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

                2.10. Taxes. The Company and each of its Subsidiaries have filed or caused to be filed all tax returns which are required to be filed and have paid or caused to be paid all taxes as shown on said returns and on all assessments received by them to the extent that such taxes have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. The federal income tax returns of the Company and its Subsidiaries have been examined and reported on by the Internal Revenue Service (or closed by applicable statutes) and all tax liabilities including additional assessments have been satisfied for all fiscal years prior to and including the fiscal year ended December 31, 1993, for the Company and its Subsidiaries and May 2, 1992 for Krause's Sofa Factory and its Subsidiaries. The Company and its Subsidiaries have paid or caused to be paid, or have established reserves that the Company reasonably believes to be adequate, for all federal income tax liabilities and state income tax liabilities applicable to the Company or any of its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

                2.11. Conflicting Agreements and Charter Provisions. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement or subject to any charter or bylaw provision or judgment or decree which has or is reasonably likely to have a Material Adverse Effect. None of (i) the execution and delivery of this Agreement, the Side Letter, the New Notes and the New Warrants and the issuance of the New Securities and (ii) the fulfillment of and compliance with the terms and provisions hereof and thereof and of the New Securities will conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the Certificate of Incorporation or By-laws of the Company or any Subsidiary or any mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any Subsidiary or any of their respective properties is subject. Neither the Company nor any of its Subsidiaries (i) is in default under any outstanding indenture or other debt instrument or with respect to the payment of principal of or interest on any outstanding obligation for borrowed money, or
(ii) is in default under any of their respective contracts or agreements, or under any instrument by which the Company or any of its Subsidiaries is bound which default, in the case of this clause (ii), individually or in the aggregate with all other such defaults, would be material to the Company or any of its Subsidiaries.

                2.12. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of: (a) 35,000,000 shares of Common Stock, of which 19,020,539 shares are validly issued and outstanding, fully paid and nonassessable; (b) warrants to purchase 1,757,474 shares of Common Stock which are validly issued and outstanding, fully paid and nonassessable; (c) options to purchase 1,626,958 shares of Common Stock which are validly issued and outstanding, fully paid and nonassessable; and (d) 666,667 shares of Preferred Stock, of which none are outstanding. All of the outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable. No class of capital stock of the Company is entitled to preemptive rights. Except for the options and warrants listed above and directors' deferred stock units for 24,616 shares of Common Stock and except for the restrictions and commitments contained in the Original Agreement and the agreements executed concurrently with the Original Agreement in connection with transactions contemplated by the Original Agreement, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock. Since February 2, 1997, the Company has not changed the amount of its authorized capital stock or subdivided or otherwise changed any shares of any class of its capital stock, whether by way of reclassification, recapitalization, stock split or otherwise, or issued or reissued, or agreed to issue or reissue, any of its capital stock.

                2.13. Issuance, Sale and Delivery of the New Notes and the New Warrants. When issued and delivered by the Company, and paid for by the Purchasers, the New Notes and the New Warrants will constitute valid and legally binding obligations of the Company enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                2.14. Issuance, Sale and Delivery of the Common Stock. The shares of Common Stock which will be issued upon exercise of the New Warrants have been authorized and reserved for issuance, and when issued and delivered in accordance with the terms of the New Warrants, will be validly issued, fully paid and nonassessable.

                2.15. Registration Under Exchange Act. The Company has not registered the New Notes or the New Warrants as a class pursuant to Section 12 of the Exchange Act. Neither the New Notes nor the New Warrants will be registered as such class and such registration is not required except as otherwise required by the provisions of the Registration Rights Agreement.

                2.16. ERISA. No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Pension Plan (as defined in Section 11) (other than a Multiemployer Plan (as defined below)). No liability to the PBGC has been, or is reasonably likely to be, incurred with respect to any Pension Plan (other than a Multiemployer Plan) by the Company, any of its Subsidiaries or any ERISA Affiliate (as defined below) which is or would be materially adverse to the Company, its Subsidiaries and any ERISA Affiliate. Neither the Company nor any of its Subsidiaries and any ERISA Affiliate has incurred, or is reasonably likely to incur, any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the Company, its Subsidiaries and its ERISA Affiliates and if the Company, its Subsidiaries and ERISA Affiliates, were to completely withdraw as of the date hereof from each Multiemployer Plan in which they participate, the Company, its Subsidiaries and its ERISA Affiliates would not incur any material withdrawal liability under Title IV of ERISA. Neither the Company nor any of its Subsidiaries has any obligation to provide post-retirement health benefits to any employee or former employee. No fiduciary of any employee benefit plan (as defined in Section 3(3) of ERISA) maintained or contributed to by the Company or any of its subsidiaries, for the benefit of their respective employees (each an "Employee Plan") has engaged or caused any Employee Plan to engage in any transaction prohibited by Section 4975 of the Code or Section 406 of ERISA which is reasonably likely to subject the Company or any Subsidiary or any entity the Company or any Subsidiary has an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA. Each Employee Plan has been maintained and administered in compliance with all applicable law including ERISA and the Code in all material respects. An "ERISA Affiliate" for purposes of this Section is any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in
Section 414(b) or (c) of the Code, and the term "Multiemployer Plan" shall mean any Pension Plan which is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

                2.17. Possession of Franchises, Licenses, Etc. The Company and its Subsidiaries possess all franchises, certificates, licenses, permits and other authorizations from governmental or political subdivisions or regulatory authorities and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary in any material respect to the Company or any of its Subsidiaries for the ownership, maintenance and operation of their respective properties and assets, and neither the Company nor any of its Subsidiaries is in violation of any thereof in any material respect.

                2.18. Environmental and Other Regulations. The Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign laws and regulations relating to protection of the environment and human health, and are in compliance in all material respects with all other applicable federal, state, local and foreign laws and regulations, including, without limitation, those relating to equal employment opportunity and employment safety. There are no claims, notices, civil, criminal or administrative actions, suits, hearings, investigations, inquiries or proceedings pending or, to the best knowledge of the Company, threatened against the Company or any Subsidiary that are based on or related to any environmental matters, including any disposal of hazardous substances at any place, or the failure to have any required environmental permits, and there are no past or present conditions that are likely to give rise to any liability or other obligations of the Company or any Subsidiary under any environmental laws.

                2.19. Patents and Trademarks. Set forth on Schedule 2.19 is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights and licenses of any of the foregoing presently used by the Company or any Subsidiary or necessary for the conduct of the business of the Company and its Subsidiaries as conducted and as proposed to be conducted (the "Intellectual Property Rights"). The Company owns, or has the right to use under the agreements or upon the terms described on Schedule 2.19, all of the Intellectual Property Rights. To the best of the Company's knowledge, the business conducted or proposed to be conducted by the Company and its Subsidiaries does not infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses of any of the foregoing, trade secrets or other proprietary rights of any other person or entity. Except as set forth on Schedule 2.19, to the Company's knowledge, no other Person has any right to or interest in any inventions, improvements, discoveries or other confidential information utilized by the Company or any Subsidiary in its business.

                2.20. Material Contracts and Obligations. Schedule 2.20 sets forth a list of the following agreements or commitments of any nature to which the Company or any Subsidiary is a party or by which it is bound: (a) any agreement relating to the Intellectual Property Rights, (b) all employment and consulting agreements, and all employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, (c) all manufacturing, distributor and sales representative agreements and all agreements with suppliers or vendors, other than invoices and purchase orders not exceeding $100,000 individually entered into in the ordinary course of business and agreements which are terminable by the Company or any Subsidiary on not more than 60 days' notice without payment of a material penalty, (d) all agreements or commitments which restrict the ability of the Company or any Subsidiary or Affiliate to engage in any business or line of business in any location, (e) all agreements or commitments relating to Indebtedness or Guarantees of the Company or any Subsidiary and (f) any other agreement or commitment which requires future payments by or to the Company or any Subsidiary in excess of $50,000 or which is otherwise material to the Company or any of its Subsidiaries. The Company has delivered or made available to the Purchasers copies of all of the foregoing agreements and commitments. All of such agreements and commitments are valid, binding and in full force and effect, except that, with respect to parties to such agreements and commitments other than the Company and its Subsidiaries, this representation is made only to the best knowledge of the Company.

                2.21. Books and Records. All the books, records and accounts of the Company and its Subsidiaries are in all material respects true and complete, are maintained in accordance with good business practice and all laws applicable to its business, and accurately present and reflect in all material respects all of the transactions therein described. The

Company has previously delivered to the Purchasers true and complete texts of all of the minutes relating to meetings of the stockholders, board of directors and committees of the board of directors of the Company and each Subsidiary for the past five years.

                2.22. Transactions with Related Parties. Schedule 2.22 sets forth a true and complete list of the amounts and other essential terms of any contract, arrangement or transaction currently in effect or effected during the past five years between the Company or any Subsidiary and any Related Party, other than (i) arrangements for the payment of salary, including bonuses, for services rendered to the Company, which arrangements have previously been disclosed to the Purchasers, (ii) other arrangements with any such person which in the aggregate do not involve more than $10,000 or (iii) as previously disclosed in the SEC Reports.

                2.23. Brokers. Neither the Company nor any Subsidiary has engaged any finder, broker or investment adviser, and has no obligation to pay any fees, in connection with the transactions contemplated hereby.

                2.24. Accuracy of Information. None of the representations and warranties of the Company contained herein or the information, documents or other materials (other than projections) which have been furnished in writing by the Company or any of its representatives to the Purchasers in connection with the transactions contemplated by this Agreement contains any material misstatement of fact, or omits any material fact required to be stated herein or therein or necessary to make the statements herein and therein not misleading. All projections furnished in writing by the Company in connection with this Agreement (i) have been prepared by management of the Company after a careful analysis of all material data, (ii) are based on reasonable assumptions by management of the Company and (iii) represent the best estimate by management of the Company, based upon current reasonable assumptions, as to the financial performance of the Company and its Subsidiaries for the periods indicated, but do not represent any guarantee or assurance of the future financial results of the Company and its Subsidiaries.

                2.25. Offering of New Securities. Neither the Company nor any Person acting on its behalf has offered any of the New Securities or any similar securities of the Company for sale to, solicited any offers to buy any of the New Securities or any similar securities of the Company from or otherwise approached or negotiated with respect to the Company with any Person other than the Purchasers and other "Accredited Investors" (as defined in Rule 501(a) under the Securities Act). Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the New Securities under the Securities Act and the rules and regulations of the Commission thereunder) which could reasonably be expected to subject the offering, issuance or sale of any of the New Securities to the registration requirements of Section 5 of the Securities Act.

                2.26. Use of Proceeds. The proceeds of the sale of the New Securities will be used by the Company for remodeling existing showrooms, new store build outs, repayment of outstanding Senior Indebtedness and general corporate purposes.

                2.27. Unlawful Use of Proceeds. (a) The Company will not use any proceeds from the sale of the New Notes to purchase or carry any "Security", as defined in Section 3(a)(10) of the Exchange Act, or for any other purpose which would result in any transaction contemplated by this Agreement constituting a "purpose credit" within the meaning of Regulation G issued by the Board of Governors of the Federal Reserve System (12 CFR Part 207), or which would involve a violation of Section 7 of the Exchange Act or Regulation T, U or X of said Board of Governors (12 CFR Parts 220, 221 and 224, respectively).

                        (b) The Company does not intend to apply and will not apply any part of the proceeds of the sale of the New Notes in any manner which is unlawful or which would involve a violation of any regulation of the United States Treasury Department administered by the Office of Foreign Assets Control.

                2.28. Costs of "Year 2000" Modifications The estimated costs to the Company and its Subsidiaries of "Year 2000" modifications to their computer systems and software do not exceed $100,000.

                2.29. Amendment of Senior Indebtedness The Company represents and warrants that the amendment attached as Exhibit G hereto referenced in
Section 1.3(vii) increases credit availability under the current credit facility of the Senior Indebtedness by at least $900,000.

        3. Representations and Warranties of each Purchaser.

                Each Purchaser represents and warrants severally as to itself as follows:

                3.1. Organization and Qualification. Such Purchaser is a corporation duly organized and existing in good standing under the laws of the jurisdiction of its formation and has the power to own its respective property and to carry on its respective business as now being conducted. Such Purchaser is duly qualified to do business and in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary, except where the failure to so qualify would not prevent consummation of the transactions contemplated hereby or have a material adverse effect on such Purchaser's ability to perform its obligations hereunder.

                3.2. Due Authorization. Such Purchaser has all right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Purchaser and the consummation by such

Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on behalf of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes a valid and binding agreement of such Purchaser enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors, rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                3.3. Conflicting Agreements and Other Matters. Neither the execution and delivery of this Agreement nor the performance by such Purchaser of its obligations hereunder will conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or require any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body pursuant to, the organizational documents or agreements of such Purchaser or any mortgage, agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which such Purchaser or any of its respective properties are subject.

                3.4. Actions Pending; Compliance with Laws. There is no action, suit, investigation or proceeding pending or, to the knowledge of such Purchaser, threatened by any public official or governmental authority, against such Purchaser or any of its Affiliates or any of their respective properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality, which questions the validity or enforceability of, or seeks to enjoin or invalidate this Agreement or the New Securities or any action taken or to be taken pursuant hereto or thereto.

                3.5. Acquisition for Investment. Such Purchaser is acquiring the New Securities being purchased by it for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and such Purchaser has no present intention or plan to effect any distribution thereof. Such Purchaser acknowledges that the New Securities have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration.

                3.6. Brokers or Finders. No agent, broker, investment banker or other firm or Person, including any of the foregoing that is an Affiliate of such Purchaser, is or will be entitled to any broker's fee or any other commission or similar fee from such Purchaser in connection with any of the transactions contemplated by this Agreement that the Company will be responsible for pursuant to Section 12.10.

                3.7. Accredited Investor. Such Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

        4. Registration, Exchange and Transfer of Notes.

                4.1. Authorized Denominations of Notes. The Notes are issuable only as fully registered Notes in denominations of at least $100,000 and any integral multiple thereof.

                4.2. The Note Register; Persons Deemed Owners. The Company shall maintain, at its office designated for notices in accordance with Section 12.6, a register for the Notes (the "Note Register"), in which the Company shall record the name and address of the person in whose name each Note has been issued and the name and address of each transferee and prior owner of each Note. The Company may deem and treat the person in whose name a Note is so registered as the holder and owner thereof for all purposes and shall not be affected by any notice to the contrary, until due presentment of such Note for registration of transfer as provided in this Article 4.

                4.3. Issuance of New Notes Upon Exchange or Transfer. Upon surrender for exchange or registration of transfer of any Note at the office of the Company designated for notices in accordance with Section 12.6, the Company shall execute and deliver, at its expense, one or more new Notes of any authorized denominations requested by the holder of the surrendered Note, each dated the date to which interest has been paid on the Note so surrendered (or, if no interest has been paid, the date of such surrendered Note), but in the same aggregate unpaid principal amount as such surrendered Note, and registered in the name of such person or persons as shall be designated in writing by such holder. Every Note surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or by his attorney duly authorized in writing. The Company may also condition the issuance of any new Note or Notes in connection with a transfer by any person on the payment of a sum sufficient to cover any stamp tax or other governmental charge imposed in respect of such transfer.

                4.4. Lost, Stolen, Damaged and Destroyed Notes. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note or Notes and in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company (which, in the case of a Purchaser, may be an undertaking by such Purchaser so to indemnify the Company), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Note or Notes of the same denominations and of the same unpaid principal amounts and otherwise of the same tenor as the Note or Notes so lost, stolen, destroyed or mutilated.

        5. Payment of Notes.

                5.1. Home Office Payment. The Company will pay to each
Purchaser or any transferee thereof all sums becoming due on the Notes (including all sums which become due on the Notes at the maturity thereof) at the address specified by such Purchaser for such purpose in Schedule 5.1 hereto, or at the address specified by such transferee, by wire transfer of immediately available funds, or at such other address or by such other method as a Purchaser or transferee shall have designated by notice to the Company, without presentment for notation of payment and without surrender. Before selling or otherwise transferring any Note, each Purchaser or transferee will make a notation thereon of the aggregate amount of all payments of principal, if any, theretofore made, and of the date to which interest has been paid.

                5.2. Limitation on Interest. No provision of this Agreement or of any Note shall require the payment or permit the collection of interest in excess of the maximum rate which is permitted by law. If any such excess interest is provided for herein or in any Note, or shall be adjudicated to be so provided for, then the Company shall not be obligated to pay such interest in excess of the maximum rate permitted by law, and the right to demand payment of any such excess interest is hereby waived, any other provisions in this Agreement or in any Note to the contrary notwithstanding.

                5.3. Interest. (a) Interest on the unpaid principal balance of each Note shall be payable at a rate per annum (computed on the basis of a 360-day year of twelve 30-day months) of 9.50%, due and payable (i) quarterly, on each November 30, February 28, May 31 and August 31 (each, a "Payment Date") after the date of the Notes commencing with November 30, 1996 with respect to the Existing Notes, November 30, 1997 with respect to the 1997 Notes and the first such Payment Date after the issuance of each Standby Note, if applicable, and (ii) on the date of any prepayment, on the amount prepaid, until such Notes has been paid in full.

                        (b) Accrued interest on each Note is required to be paid in cash (in accordance with Section 5.1 herein) on each Payment Date.

                5.4. Business Day. Any payments in respect of any Note which are required under this Agreement to be made on a day which is not a Business Day shall be made on the next succeeding Business Day.

        6. Covenants of the Company. From the date hereof and as long as any of the Notes remain outstanding:

                6.1. Payment of the Notes. The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in this Agreement and the Notes.

                6.2. Financial Covenants. (a) The Company will not permit its Consolidated Net Worth at any time during any fiscal year to be less than the amount set forth below for such fiscal year:

                        1997                        $  8,500,000
                        1998                        $  8,500,000



                        1999                        $13,700,000
                        2000                        $27,000,000
                        2001                        $39,000,000
                        2002                        $51,000,000


                        (b) The Company will not incur, create, assume or permit to exist any Indebtedness during any fiscal year if such Indebtedness would result in a ratio of Consolidated Total Indebtedness to Consolidated Net Worth of more than the amount for such fiscal year indicated set forth below:

                        1997                        No greater than 1.92
                        1998                        No greater than 1.92
                        1999                        No greater than 1.05
                        2000                        No greater than 0.80
                        2001                        No greater than 0.60
                        2002                        No greater than 0.35


                        (c) The Company will not permit its Fixed Charge Ratio during any fiscal year to be less than the amount set forth below for such fiscal year:

                        1997                        No less than 0.80
                        1998                        No less than 0.80
                        1999                        No less than 1.10
                        2000                        No less than 1.40
                        2001                        No less than 1.60
                        2002                        No less than 1.60


                        (d) The Company and its Subsidiaries will not make capital expenditures (net of any sale leasebacks incurred within such fiscal year) in excess of the amounts set forth below for the fiscal years indicated:

                        1997                        $3,500,000
                        1998                        $7,250,000
                        1999                        $6,000,000
                        2000                        $6,000,000
                        2001                        $6,000,000
                        2002                        $6,000,000


                Any amount not spent in any one fiscal year may be spent in a succeeding fiscal year, subject to the Company's annual business plan.

                6.3. Limitation on Senior Equity Securities. The Company will not issue any equity securities or any rights, options, warrants or other securities which are exercisable for, exchangeable for or convertible into shares of any class of capital stock ranking senior as to dividends or upon liquidation to the Common Stock.

                6.4. Merger; Purchase and Sale of Assets. (a) The Company will not merge with or into or consolidate with any other Person unless the Company is the continuing or surviving entity and the shares of Common Stock then outstanding remain unchanged and outstanding and represent at least a majority of the Voting Securities of the surviving corporation, and immediately after the consummation of such merger or consolidation the surviving corporation would not be in violation of any covenant set forth in Section 6.2 hereof.

                        (b) The Company will not, and will not permit any Subsidiary to, in any transaction or series of transactions, sell, lease or exchange any assets of the Company and/or any Subsidiary representing in the aggregate more than 10% of the Company's Consolidated Net Worth, except for sales of inventory in the ordinary course of business and except for subleasing of vacant retail space on arm's-length terms.

                        (c) The Company will not, and will not permit any Subsidiary to, in any transaction or series of transactions, acquire (including pursuant to a merger or consolidation) all or any substantial portion of the business or assets of any Person (except for acquisitions in any fiscal year involving aggregate consideration of less than 10% of the Company's Consolidated Net Worth as of the commencement of such fiscal year) unless (i) such transaction or series of transactions has been approved by the Board of Directors of the Company and (ii) after giving effect to such transaction or series of transactions, the Company would be in compliance with the covenants set forth in Section 6.2 hereof.

                6.5. Compliance with Laws. The Company will, and will cause each Subsidiary to, comply with all applicable statutes, rules, regulations and orders of all governmental authorities, with respect to the conduct of its business and the ownership of its properties, including without limitation, those relating to protection of the environment and human health, equal employment opportunity, employee safety, ERISA and international trade laws and regulations, and apply for obtain and maintain all permits necessary for the conduct of its business and the ownership of its properties.

                6.6. Limitation on Agreements. Except for the provisions of any Senior Indebtedness, the Company will not, and will not permit any Subsidiary to, enter into any agreement, or any amendment, modification, extension or supplement to any existing agreement, which contractually prohibits the Company from paying interest on the Notes or redeeming the Notes.

                6.7. Preservation of Franchises and Existence. The Company will
(i) maintain its corporate existence, rights and franchises in full force and effect, and (ii) cause the Subsidiaries to maintain their respective corporate existences, rights and franchises in full force and effect, provided that nothing in this Section 6.7 shall prevent the

Company or any Subsidiary from discontinuing its operations in any particular state or at any particular location or locations within the state, or prevent the corporate existence, rights and franchises of any Subsidiary from being terminated if, in the opinion of the Board of Directors of the Company, the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries and the loss thereof is not disadvantageous in any material respect to the holders of Securities.

                6.8. Insurance. The Company will, and will cause each of the Subsidiaries to maintain, with insurers believed by the Company to be responsible, such insurance, in such amounts and of such types as are customarily carried under similar circumstances by companies engaged in the same or a similar business or having similar properties similarly situated.

                6.9. Payment of Taxes and Other Charges. The Company will pay or discharge, and will cause each of the Subsidiaries to pay or discharge, before the same shall become delinquent, (i) all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties or income (including, without limitation, such as may arise under Section 4062, 4063, or 4064 of ERISA or any similar provision of law), and (ii) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, in the case of either clause (i) or clause (ii), if unpaid, might result in the creation of a material lien upon any of its properties, provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith pursuant to appropriate proceedings.

                6.10. Effect of Certain Breaches. In addition to the rights of GECC under the Stockholders Agreement, upon the occurrence of any Event of Default under the Notes, then, and in each such case, the Board of Directors of the Company shall take all necessary action to increase or decrease the size of the Board of Directors and to appoint to the Board of Directors a number of additional members (the "Additional Members") designated by the Purchasers that, when added to any directors then in office designated solely by GECC, will result in directors designated by GECC and the directors designated pursuant to this Section 6.10 together constituting a majority of the entire Board of Directors. The holders of 66 2/3% in outstanding principal amount of the Notes shall be entitled to designate the Additional Members of the Board of Directors, and, for so long as such breach or Event of Default continues, at each subsequent annual meeting the holders of 66 2/3% in outstanding principal amount of the Notes shall be entitled to propose (and the Board of Directors shall nominate and recommend) persons reasonably acceptable to the Board of Directors as the Additional Members of the Board of Directors of the Company. In the event of any vacancy arising by reason of the resignation, death, removal or inability to serve of any Additional Member, the Purchasers shall be entitled to designate a successor to fill such vacancy for the remaining term of such director. At such times as such Event of Default shall have been cured or waived, the rights of the holders of Notes under this Section 6.10 shall terminate

(and the holders of the Notes shall cause such Additional Directors to resign from the Board of Directors of the Company), subject to revesting in the event of each and every subsequent event of the character indicated above.

                6.11. ERISA. Neither the Company nor any Subsidiary shall incur any material liability with respect to retiree medical or death benefits or unfunded benefits payable after termination of employment. All employee benefit plans and arrangements maintained or contributed to by the Company, any Subsidiary or any ERISA Affiliate shall be maintained in compliance in all material respects with all applicable law, including any reporting requirements. With respect to any plan maintained by or contributed to by the Company or any Subsidiary, neither the Company nor any Subsidiary will fail to make any contribution due from it under the terms of such plan or as required by law. Neither the Company nor any ERISA Affiliate will permit a Pension Plan to incur an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, cause a lien or a security interest to attach to any asset of the Company or any Subsidiary for the benefit of any Plan, or incur any liability which would be material to the Company or any of its Subsidiaries under Title IV of ERISA, including withdrawal liability (other than the payment of premiums, none of which are overdue). Neither the Company nor any Subsidiary, nor any other Person including any fiduciary, will engage in any transaction prohibited by Section 406 of ERISA or
Section 4975 of the Code which is reasonably likely to subject the Company, any Subsidiary or any entity that the Company or any Subsidiary has an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Code or
Section 502 of ERISA.

                6.12. Financial Statements and Other Reports.

                        (i) The Company will, as soon as practicable and in any event within 60 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, furnish to each Purchaser statements of consolidated net income and cash flows and a statement of changes in consolidated stockholders' equity of the Company and its Subsidiaries for the period from the beginning of the then current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period or date in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery pursuant to clause (iii) below of a copy of the Quarterly Report on Form 10-Q of the Company for such quarterly period filed with the Commission shall be deemed to satisfy the requirements of this clause (i);

                        (ii) it will, as soon as practicable and in any event within 100 days after the end of each fiscal year, furnish to each Purchaser statements of consolidated net income and cash flows and a statement of changes in consolidated stockholders' equity of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such year, setting forth in each case in comparative form the corresponding figures from the preceding fiscal year, all in reasonable detail and examined and reported on by independent public accountants of recognized national standing selected by the Company; provided, however, that delivery pursuant to clause (iii) below of a copy of the Annual Report on Form 10-K of the Company for such fiscal year filed with the Commission shall be deemed to satisfy the requirements of this clause (ii);

                        (iii) it will, promptly upon transmission thereof, furnish to each Purchaser copies of all such financial statements, proxy statements, notices and reports as it shall send to its stockholders and copies of all such registration statements (without exhibits), other than registration statements relating to employee benefit or dividend reinvestment plans, and all such regular and periodic reports as it shall file with the Commission;

                        (iv) it will, promptly after such package becomes available, furnish to each Purchaser copies of all financial reporting packages prepared for management of the Company; and

                        (v) it will promptly furnish to each Purchaser copies of any compliance certificates furnished to lenders in respect of Indebtedness of the Company and its Subsidiaries and, with reasonable promptness, furnish to each Purchaser such other financial and other data of the Company and its Subsidiaries as such Purchaser may reasonably request, including, but not limited to, operating financial information for each retail store owned or operated by the Company or any of its Subsidiaries.

               Together with each delivery of financial statements required by clauses (i) and (ii) above, the Company will deliver to each Purchaser a certificate of the Chief Financial Officer, Treasurer or other financial officer of the Company regarding compliance by the Company with the covenants set forth in Section 6.2.

                6.13. Inspection of Property. The Company will permit representatives of each Purchaser to visit and inspect, at such Purchaser's expense, any of the properties of the Company and its Subsidiaries, to examine the corporate books and make copies or extracts therefrom and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the principal officers of the Company, all at such reasonable times, upon reasonable notice and as often as such Purchaser may reasonably request.

                6.14. Rights of First Offer. In the event that the Company intends to sell any debt securities or any shares of capital stock or securities convertible into, exchangeable for or exercisable for debt securities or shares of capital stock of the Company, other than pursuant to a registered public offering:

                        (i) the Company shall give GECC written notice of its intent to sell such securities, specifying the number thereof to be sold and the minimum price and terms and conditions of such sale and offering to sell to GECC (or its designee), at such minimum price and on such terms and conditions (to the extent reasonably applicable to GECC), a percentage of such securities equal to the percentage equity interest in the Company represented by the shares of Common Stock and Warrants then owned by GECC (and its Affiliates), after giving effect to the conversion or exercise of all outstanding securities of the Company which are then convertible into or exercisable for equity securities, the conversion or exercise price of which is less than the Current Market Price;

                        (ii) if GECC (or its designee) shall not, within 30 days after receipt of the notice given pursuant to clause (i) above accept such offer in writing with respect to the securities specified in such notice, then the Company shall be free to sell such securities at a price equal to or above the minimum price and on other terms and conditions no less favorable to the Company than those specified in such notice, at any time within 120 days of the expiration of such 30-day period;

                        (iii) if the Company shall not have consummated the proposed sale within 120 days after the expiration of the 30-day period referred to in clause (ii) above, then the Company may not thereafter sell such securities without complying with the provisions of this
        Section 6.14; and

                        (iv) if GECC (or its designee) shall accept such offer within 30 days after the notice given pursuant to clause (i) above, then GECC (or its designee) shall purchase the securities specified in such notice as promptly as is reasonably practicable, but within no more than 60 days thereafter.

               JOL shall be sent contemporaneously a copy of any notices or communications under this Section 6.14 in accordance with the notice provisions set forth in Section 12.6.

                6.15. Lost, Stolen, Damaged and Destroyed Stock Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for shares of Common Stock and in the case of loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company (which, in the case of a Purchaser, may be an undertaking by such Purchaser so to indemnify the Company), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate of like tenor for a number of shares of Common Stock equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated.

                6.16. Related Party Transactions. The Company shall not, directly or indirectly, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into, amend or terminate any contract, arrangement or transaction with a Related Party, other than the payment of salary and benefits pursuant to employment agreements entered into in the ordinary course of business.

                6.17 Operations in Accordance with Business Plan. The business and operations of the Company and its Subsidiaries shall be conducted in all material respects in accordance with the Company's annual business plan as approved by the Board of Directors including the GECC Designee (as defined in the Stockholders Agreement), except for such changes which shall have been approved in accordance with Section 2.2(u) of the Stockholders Agreement.

                6.18. Notice of Breach. As promptly as practicable, and in any event not later than ten Business Days after senior management of the Company becomes aware of any breach by the Company of any provision of this Agreement, including, without limitation, this Article 6, the Company shall provide each Purchaser with written notice specifying the nature of such breach and any actions proposed to be taken by the Company to cure such breach.

                7. Restrictions on Transfer. Neither Purchaser nor any of its Affiliates will, directly or indirectly, sell, transfer, pledge, encumber or otherwise dispose of (collectively, a "Transfer") any of the Securities, except for: (a) Transfers to or between Affiliates who agree to be bound by the provisions of this Agreement; (b) Transfers of Securities pursuant to the exercise of the registration rights set forth in the Registration Rights Agreement; or (c) Transfers which comply with the provisions of the Securities Act. The Company may require, in connection with any Transfer pursuant to the preceding clause (c), an opinion of counsel to such Purchaser that such Transfer complies with the provisions of the Securities Act.

        8. Events of Default and Remedies.

                8.1. Events of Default. Each of the following shall constitute an Event of Default with respect to the Notes under this Agreement:

               (a) Nonpayment of the Notes. If the Company fails to pay the principal of, interest on or any other sum, if any, due on any Note, within five days after the same becomes due and payable, whether at the maturity thereof, on a dated fixed for a redemption, or otherwise; or

               (b) Voluntary Bankruptcy and Insolvency Proceedings. If the Company or any Subsidiary shall file a petition in bankruptcy or for reorganization or for an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to the Federal Bankruptcy Code of 1978, as amended, or under any similar present or future federal law or the law of any other jurisdiction or shall be adjudicated a bankrupt or become insolvent, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator

        (or other similar official) of the Company or such Subsidiary or for all or any substantial part of its respective property, or, the Company or any Subsidiary shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take any corporate action, as the case may be, in furtherance of any of the foregoing; or

               (c) Adjudication of Bankruptcy. If a petition or answer shall be filed proposing the adjudication of the Company or any Subsidiary as a bankrupt or its reorganization or arrangement, or any composition, readjustment, liquidation, dissolution or similar relief with respect to it pursuant to the Federal Bankruptcy Code of 1978, as amended, or under any similar present or future federal law or the law of any other jurisdiction applicable to the Company or such Subsidiary, and the Company or any Subsidiary shall consent to or acquiesce in the filing thereof, or such petition or answer shall not be discharged or denied within 60 days after the filing thereof; or

               (d) Receivership or Sequestration. If a decree or order is rendered by a court having jurisdiction (i) for the appointment of a receiver or custodian or liquidator or trustee or sequestrator or assignee (or similar official) in bankruptcy or insolvency of the Company or any Subsidiary or of all or a substantial part of its property, or for the winding-up or liquidation of its affairs, and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days, or (ii) for the sequestration or attachment of any property of the Company or any Subsidiary without its return to the possession of the Company or such Subsidiary or its release from such sequestration or attachment within 60 days thereafter; or

               (e) Acceleration of Other Indebtedness. If default shall be made with respect to any Indebtedness of the Company (other than the Notes) with the result that Indebtedness in an aggregate amount of $100,000 or more has been accelerated so that the same has become due and payable prior to the date on which the same would otherwise have become due and payable, provided that such acceleration is not rescinded within 10 days after the declaration thereof; or

               (f) Judgment Default. A judgment or order for the payment of money in excess of $100,000 shall be entered against the Company or any Subsidiary by any court, and either (i) such judgment or order shall continue undischarged and unstayed for a period of 60 days or (ii) enforcement proceedings shall have been commenced upon such judgment or order; or

               (g) Covenant Defaults. The Company shall have breached in any material respect any of the covenants set forth in this Agreement and such breach continues for 30 days after notice in writing by the holders to the Company; or

               (h) Untrue or Incorrect Representation or Warranty. Any of the representations and warranties of or with respect to the Company or any Subsidiary contained in Article 2 hereof shall have been untrue in any material respect on or as of the date made and the facts or circumstances to which such representation or warranty relates shall not have been subsequently corrected to make such representation or warranty no longer incorrect.

                8.2. Acceleration of Maturity. If any Event of Default shall have occurred and be continuing, the holders of 66 2/3% of the outstanding principal amount of Notes may, by notice to the Company, declare the entire outstanding principal balance of the Notes, and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any such declaration the entire outstanding principal balance of the Notes, and said accrued and unpaid interest shall become and be immediately due and payable, without presentment, demand, protest or other notice whatsoever, all of which are hereby expressly waived, anything in the Notes or in this Agreement to the contrary notwithstanding; provided that if an Event of Default under clause (b), (c), or
(d) of Section 8.1 with respect to the Company shall have occurred, the outstanding principal amount of all of the Notes, and all accrued and unpaid interest thereon, shall immediately become due and payable, without any declaration and without presentment, demand, protest or other notice whatsoever, all of which are hereby expressly waived, anything in the Notes or this Agreement to the contrary notwithstanding; and provided, further, that if an Event of Default under clause (a) of Section 8.1 shall have occurred and be continuing with respect to any Note, any holder of one or more Notes in an aggregate outstanding principal amount of at least $500,000 may, by notice to the Company, declare the entire outstanding principal of such Notes and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any such declaration the entire outstanding principal of such Notes and said accrued and unpaid interest shall become and be immediately due and payable, without presentment, demand, protest or other notice whatsoever, all of which are hereby expressly waived, anything in such Notes or in this Agreement to the contrary notwithstanding.

                8.3. Other Remedies. If any Event of Default shall have occurred and be continuing, from and including the date of such Event of Default to but not including the date such Event of Default is cured or waived, any holder may enforce its rights by suit in equity, by action at law, or by any other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Agreement or the Notes or in aid of the exercise of any power granted in this Agreement or the Notes, and any holder may enforce the payment of any Note held by such holder and any of its other legal or equitable rights. During the continuance of any Event of Default, the Company shall pay interest on the outstanding principal of the Notes and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 12.00% per annum, until such overdue amount is paid or until such Event of Default is cured or waived.

                8.4. Conduct Not a Waiver; Collection Expenses. No course of dealing on the part of any holder, nor any delay or failure on the part of any holder to exercise any of its rights, shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies. If the Company fails to pay, when due, the principal or the premium, if any, or the interest on any Note, the Company will pay to each holder, to the extent permitted by law, on demand, all costs and expenses incurred by such holder in the collection of any amount due in respect of any Note hereunder, including reasonable legal fees incurred by such holder in enforcing its rights hereunder.

                8.5. Annulment of Acceleration. If a declaration is made in accordance with Section 8.2, then and in every such case, the holders of at least 66 2/3% of the outstanding principal amount of the Notes may, by an instrument delivered to the Company, annul such declaration and the consequences thereof, provided that at the time such declaration is annulled:

                (a) no judgment or decree has been entered for the payment of any monies due on the Notes or pursuant to this Agreement;

                (b) all arrears of interest on the Notes and all other sums payable on the Notes and pursuant to this Agreement (except any principal of or interest on the Notes which has become due and payable by reason of such declaration) shall have been duly paid; and

                (c) every other Event of Default shall have been duly waived or otherwise made good or cured;

provided, however, that only a Purchaser or an Affiliate of a Purchaser (but not any transferee thereof other than an Affiliate of the Purchaser) of the Note or Notes making the declaration permitted by the last proviso of Section 8.2 may annul such declaration; and provided, further, that no such annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

                8.6. Remedies Cumulative. No right or remedy conferred upon or reserved to the holders of Notes under this Agreement is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now and hereafter existing under applicable law. Every right and remedy given by this Agreement or by applicable law to the holders of Notes may be exercised from time to time and as often as may be deemed expedient by the holders.

                8.7. Limitations. Notwithstanding the foregoing provisions of this Article 8, the exercise of remedies by holders of Notes is subject to the provisions of Article 10 hereof.

        9.     Redemption.

                9.1. Optional Redemption. The Company shall have the right, at its sole option and election made in accordance with Section 9.5 to redeem the Notes, in whole or in part, in integral multiples of not less than $250,000 at any time and from time to time, plus an amount equal to all accrued and unpaid interest to and including the date of redemption, in cash. Any such redemption shall be applied first against the Replacement Notes, until the Replacement Notes have been repaid in full, second against the 1997 Notes, until the 1997 Notes have been repaid in full, and third against the Standby Notes, if applicable. Any such redemption shall reduce the Company's obligation under
Section 9.2, beginning with the next succeeding Redemption Date (as defined in Section 9.2) or the next succeeding Standby Redemption Date (as defined in
Section 9.2), if applicable.

                9.2. Mandatory Redemption. (a) The Company shall on February 28 and on August 31, in each year commencing with the year 2000 and ending in the year 2002 (each a "Redemption Date"), redeem the 1997 Notes in the aggregate outstanding principal amount of $500,000 and the Replacement Notes in the aggregate outstanding principal amount of $916,848.50, together with accrued and unpaid interest on each note, to and including such Redemption Date.

                        (b) With respect to each Standby Note, the Company shall, beginning on the later of the first anniversary of the Drawdown Date of such Standby Note or February 28, 2000 (the "Beginning Standby Redemption Date"), and on each succeeding February 28 and August 31 (each, a "Standby Redemption Date") after the Beginning Standby Redemption Date until the principal amount of such Standby Note has been repaid in full, redeem such Standby Note, in the amount necessary to repay the entire initial aggregate principal amount of such Standby Note in six (6) equal installments of principal, together with accrued and unpaid interest on each such note to and including such Standby Redemption Date.

                9.3. Procedures for Partial Redemption. (a) If less than all 1997 Notes at the time outstanding are to be redeemed, the aggregate principal amount to be redeemed shall be prorated among the outstanding 1997 Notes.

                        (b) If less than all Replacement Notes at the time outstanding are to be redeemed, the aggregate principal amount to be redeemed shall be prorated among the outstanding Replacement Notes.

                        (c) If less than all Standby Notes at the time outstanding are to be redeemed, the aggregate principal amount to be redeemed shall be applied first against any Standby Notes issued at the initial Standby Note Closing, pro rata among all such outstanding Standby Notes and thereafter against any Standby Notes issued at the second Standby Note Closing, pro rata among all such outstanding Standby Notes.

                9.4. Change in Control. In the event that there occurs a Change in Control, any record holder of Notes, in accordance with the procedures set forth in Section 9.5(b), may require the Company to redeem any or all of the Notes held by such holder for, at such holder's option, an amount equal to principal amount of such Notes, plus all accrued and unpaid interest on the Notes being redeemed to and including the date of redemption, in cash.

                9.5. Redemption Procedures. (a) Notice of any redemption of Notes pursuant to Section 9.1 or 9.2 shall be mailed at least 30 but not more than 60 days prior to the date fixed for redemption to each holder of Notes to be redeemed, at such holder's address as it appears in the Note Register. In order to facilitate the redemption of Notes, the Board of Directors may fix a record date for the determination of Notes to be redeemed.

                        (b) Promptly following a Change in Control (but in no event more than five Business Days thereafter), the Company shall mail to each holder of Notes, at such holder's address as it appears on the transfer books of the Company, notice of such Change in Control, which notice shall set forth each holder's right to require the Company to redeem any or all Notes held by it. The Company shall thereafter during a period of 90 days from the date of such notice (or the date the Company was required to give such notice) redeem any Notes, in whole or in part, at the option of the holder, upon at least five days' written notice to the Company by such holder specifying (i) the principal amount of Notes to be redeemed and (ii) the redemption date.

                        (c) On the date of any redemption being made pursuant to
Section 9.1, 9.2 or 9.4 which is specified in a notice given pursuant to this
Section 9.5, the Company shall wire transfer to such holder the redemption price for the principal amount of notes so redeemed, together with an amount equal to all accrued and unpaid interest thereon to the date of redemption.

        10. Subordination of Notes.

                10.1. Subordination of Notes to Senior Indebtedness. The Indebtedness evidenced by the Notes and all renewals and extensions thereof (collectively called the "Junior Indebtedness") shall at all times be wholly subordinate and junior in right of payment to any and all Senior Indebtedness of the Company (including any claims by the holders of such Senior Indebtedness for interest accruing after any assignment for the benefit of creditors by the Company or the institution by or against the Company of any proceedings under the Bankruptcy Code or any law for the relief of or relating to debtors, or any other claim by such holders for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings) in the manner and with the force and effect hereafter set forth:

               (a) In the event of any liquidation, dissolution or winding up of the Company, or of any execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the Company or its property, all sums owing on all Senior Indebtedness of the Company (including cash collateral and amounts not yet due and payable) shall first be paid in full before any payment is made upon the Junior Indebtedness; and in any such event any payment or distribution of any kind or character, whether in cash, property, or securities which shall be made upon or in respect of the Junior Indebtedness shall be paid over to the holders of the Senior Indebtedness of the Company, pro rata, for application in payment thereof unless and until such Senior Indebtedness shall have been paid or satisfied in full.

        In case of any assignment for the benefit of creditors by the Company or in case any proceedings under the Bankruptcy Code or any other law for the relief of or relating to debtors are instituted by or against the Company, or in case of the appointment of any receiver for the Company's business or assets, or in case of any dissolution or winding up of the affairs of the Company, the Company and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to the holders of the Senior Indebtedness of the Company the full amount of such holders' claims against the Company (including interest to the date of payment) before making any payments to the holders of Junior Indebtedness, and insofar as may be necessary for that purpose, each Purchaser hereby assigns and transfers to the holders of Senior Indebtedness of the Company all rights to any payments, dividends or other distributions.

        Each Purchaser agrees not to file or join in any petition to commence any proceeding under the Bankruptcy Code (or other law for the relief of or relating to debtors) so long as any Senior Indebtedness of the Company is outstanding.

               (b) In the event that all or any part of the Junior Indebtedness is declared or becomes due and payable because of the occurrence of any Event of Default or otherwise than at the option of the Company (other than pursuant to its terms at its final maturity), under circumstances when the foregoing clause (a) shall not be applicable, the holders of the Junior Indebtedness shall be entitled to payments only after there shall first have been paid in full all Senior Indebtedness of the Company or payment shall have been provided therefor in a manner satisfactory to the holders of such Senior Indebtedness.

               (c) Upon the occurrence of an event which is, or with the lapse of time or notice or both would be, an event which gives any holder of any Senior Indebtedness of the Company the right to demand payment, cash collateral, accelerate the maturity, or terminate any commitment to further extend credit, no payment shall be made on any Junior Indebtedness if either:

                        (i) notice of such default in writing or by telegram has
                been given to the Company by any holder of any Senior Indebtedness of the Company, provided that judicial proceedings shall be commenced with respect to such default (x) within 180 days thereafter if such default consists of the nonpayment of principal, interest, or any other sum due on such Senior Indebtedness, or (y) within 180 days after the earlier of (i) the giving of such notice or (ii) the date on which such holder is entitled to institute judicial proceedings, or

                        (ii) judicial proceedings shall be pending in respect of
                such default.

        The holder of any portion of Senior Indebtedness of the Company shall not be entitled to give notice pursuant to this clause (c) more than once with respect to any default which was specified in such notice and which has continued without interruption since the date such notice was given, nor shall such holder be entitled to give a separate notice with respect to any default not so specified which (to the knowledge of the holder giving notice) was existing on the date such notice was given pursuant to this clause (c) and which has continued without interruption from the date such notice was given. Upon receipt of any notice from any holder of any Senior Indebtedness pursuant to this clause (c), the Company shall forthwith send a copy thereof to each holder of Junior Indebtedness and each holder of its Senior Indebtedness at the time outstanding.

                (d) All payments, cash, or noncash distributions made to the holders of Junior Indebtedness which should have been made to the holders of Senior Indebtedness of the Company shall be received and held by the former in trust for the benefit of the latter, and the holders of Junior Indebtedness shall forthwith remit such payments, cash, or noncash distributions to the holders of the Senior Indebtedness of the Company, pro rata, in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer the same to the holders of the Senior Indebtedness of the Company.

                (e) Each holder of Senior Indebtedness of the Company is hereby authorized by each Purchaser to:

                        (i) renew, compromise, extend, accelerate or otherwise
                change the time of payment, or any other terms, of any Senior Indebtedness of the Company held by such holder;

                        (ii) increase or decrease the rate of interest payable
                thereon or any part thereof;

                        (iii) exchange, enforce, waive or release any security
                therefor;

                        (iv) apply such security and direct the order or manner
                of sale thereof in such manner as such holder may at its discretion determine; and/or

                        (v) release the Company or any guarantor of any Senior
                Indebtedness of the Company from liability; all without notice to such Purchaser and any holder of Junior Indebtedness and without affecting the subordination provided by this Agreement.

                10.2. Proofs of Claim of Holders of Senior Indebtedness; Voting . Each Purchaser undertakes and agrees for the benefit of each holder of Senior
Indebtedness of the Company to execute, verify, deliver and file any proofs of claim relating to the Junior Indebtedness which any holder of such Senior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the Junior Indebtedness and to effectuate the full benefit of the subordination contained herein. Upon failure of any Purchaser to file the required proof or proofs of claim prior to 30 days before the expiration of the time to file claims in such proceeding, each holder of Senior Indebtedness of the Company is hereby irrevocably appointed by such Purchaser to be such Purchaser's agent to file the appropriate claim or claims and if such holder of Senior Indebtedness elects at its sole discretion to file such claim or claims (i) to accept or reject any plan of reorganization or arrangement on behalf of such Purchaser, and (ii) to otherwise vote such Purchaser's claim in respect of the Junior Indebtedness in any manner deemed appropriate for the benefit and protection of the holders of the Senior Indebtedness of the Company.

                10.3. Rights of Holders of Senior Indebtedness Unimpaired. No right of any holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company or the holders of Senior Indebtedness, or by any noncompliance by the Company with any of the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof that any such holder of Senior Indebtedness may have or be otherwise charged with.

                10.4. Effects of Event of Default. The Company agrees, for the benefit of the holders of Senior Indebtedness, that in the event that a Note is declared due and payable before its maturity because of the occurrence of an Event of Default, (i) the Company will give prompt notice in writing of such happening to the holders of Senior Indebtedness and (ii) all Senior Indebtedness shall forthwith become immediately due and payable upon demand, regardless of the expressed maturity thereof.

                10.5. Company's Obligations Unimpaired. The provisions of this
Article 10 are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand, and the Purchasers on the other hand, and nothing herein shall impair, as between the Company and the Purchasers, the obligation of the Company, which is unconditional and absolute, to pay the principal, premium, if any, and interest on the Notes in accordance with this Agreement and the terms of the Notes, nor shall anything herein prevent the Purchasers from exercising all remedies otherwise permitted by applicable law or under this Agreement or the Notes upon the occurrence of an Event of Default, subject to the rights of the holders of Senior Indebtedness as herein provided for.

                10.6. Subrogation. Subject to the payment in full of Senior Indebtedness, holders of the Notes shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities made on the Senior Indebtedness until the Notes shall be paid in full; and, for the purposes of such subrogation, payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which any holder of Notes would be entitled except for the provisions of this Agreement shall, as between the Company and its creditors other than the holders of Senior Indebtedness and holders of the Notes, be deemed to be a payment by the Company to or on account of the Notes, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the holders of the Notes on the one hand, and the holders of Senior Indebtedness, on the other hand. The purpose of this Section 10.6 is to grant to holders of the Notes the same rights against the Company with respect to the aggregate amount of such payments or distributions as the holders of Senior Indebtedness would have against the Company if such aggregate amount were considered overdue Senior Indebtedness.


        11.    Interpretation.

               11.1     Definitions.

               "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided that GECC shall not be deemed an "Affiliate" of the Company.

               "Beneficially own" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

               "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

               "Capitalized Lease" shall mean, with respect to any person, any lease or any other agreement for the use of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's or user's balance sheet.

               "Capitalized Lease Obligation" of any person shall mean and include, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed) in a balance sheet of such person in respect of a Capitalized Lease of such person.

               "Change in Control" shall mean:

                        (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% of the combined voting power of the then outstanding Voting Securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by (i) the Company or any of its subsidiaries, (ii) any employee benefit plan (or related trust) of the Company or its subsidiaries, (iii) any corporation with respect to which, following such acquisition, a majority of the combined voting power of the then outstanding Voting Securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by individuals and entities who were the beneficial owners of voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or (iv) GECC or an Affiliate of GECC; or

                        (b) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all the individuals and entities who were the respective beneficial owners of the voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger or consolidation; or

                        (c) the sale or other disposition of a majority or more of the consolidated assets or property of the Company and its Subsidiaries in one transaction or series of related transactions, provided, however, that a "Change of Control" as defined in either (b) or (c) above shall not include any transaction between GECC or any Affiliate of GECC and the Company.

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

               "Consolidated" or "consolidated", when used with reference to any financial term in this Agreement (but not when used with respect to any tax return or tax liability), shall mean the aggregate for two or more persons of the amounts signified by such term for all such persons, with inter-company items eliminated and, with respect to earnings, after eliminating the portion of earnings properly attributable to minority interests, if any, in the capital stock of any such person or attributable to shares of preferred stock of any such person not owned by any other such person.

               "Consolidated Net Worth" shall mean the consolidated stockholders' equity of the Company and its Subsidiaries determined in accordance with generally accepted accounting principles consistently applied (it being understood that the Notes and any other Subordinated Indebtedness which is not subordinated to the Notes shall not be treated as equity for this purpose).

               "Consolidated Total Indebtedness" shall mean consolidated Indebtedness of the Company and its Subsidiaries, determined in accordance with generally accepted accounting principles consistently applied.

               "EBITDA" means, for a given year, the consolidated net income of the Company for such year, plus interest expense (net of interest income), plus income tax expense, plus depreciation and amortization expense, each of the above computed in accordance with generally accepted accounting principles applied on a consistent basis.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

               "Event of Default" shall mean each of the happenings or circumstances enumerated in Section 8.1.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of any such successor Federal statute.

               "Fixed Charge Ratio" shall mean the ratio of (a) the sum of earnings before taxes, depreciation and amortization plus current operating lease expense plus interest expense to (b) interest expense plus current operating lease expense of the Company and its Subsidiaries on a consolidated basis determined in accordance with generally accepted accounting principles consistently applied, as measured at the last day of the most recently completed fiscal quarter.

               "Guarantee" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of any Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation,
(iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of any computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the principal amount of the Indebtedness for borrowed money which has been guaranteed, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

               "Indebtedness" shall mean, with respect to any person, (i) all obligations of such person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (iv) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such person whether or not the obligations secured thereby have been assumed, but only to the extent of such security, if such obligations have not been assumed, (vi) all Capitalized Lease Obligations of such person, (vii) all Guarantees of such person, (viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such person, (ix) all obligations arising out of foreign exchange contracts, and
(x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

               "outstanding" shall mean when used with reference to the Notes at a particular time, all Notes theretofore issued as provided in this Agreement, except (i) Notes theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect to which replacement Notes have been issued, (ii) Notes theretofore paid in full, and
(iii) Notes theretofore canceled by the Company, except that, for the purpose of determining whether holders of the requisite principal amount of Notes have made or concurred in any waiver, consent, approval, notice or other communication under this Agreement, Notes registered in the name of, or owned beneficially by, the Company or any Subsidiary of any thereof, shall not be deemed to be outstanding.

                "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

               "Pension Plan" shall mean any multiemployer plan or single employer plan, as defined in Section 4001 of ERISA, that is subject to Title IV of ERISA, that the Company, any Subsidiary or any ERISA Affiliate maintains or is or ever has been obligated to contribute to for the benefit of employees or former employees of the Company, any Subsidiary or any ERISA Affiliate.

               "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

               "Registration Rights Agreement" shall mean the Registration Rights Agreement dated August 26, 1996, between the Company, GECC and each of the parties listed on the signature pages thereof.

               "Related Party" shall mean, other than GECC or any of its Affiliates, any officer, director or beneficial holder of 3% or more of the outstanding shares of capital stock of the Company or any Subsidiary, any spouse, former spouse, child, parent, parent of a spouse, sibling or grandchild of any such officer, director or beneficial holder of the Company or any Subsidiary, and any Affiliate or Associate of any of the foregoing persons.

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Senior Indebtedness" shall mean and include, as of any date as of which the amount thereof is to be determined, the principal of and premium, if any, and interest due on any Indebtedness under the Loan and Security Agreement dated as of January 20, 1995 and as amended on May 10, 1996, August 26, 1996 and November 25, 1996, and as further amended on August 14, 1997 between Congress Financial Corporation (Western) as lender and Krause's Sofa Factory, a California corporation, and its wholly owned subsidiary, Castro Convertible Corporation, a New York corporation, as borrowers (with the Company as Guarantor pursuant to a Guarantee signed by the Company on January 20, 1995), and any refinancing, refunding, replacement or extension thereof.

               "Stockholder" means each of the stockholders listed as a signatory to the Stockholders Agreement dated August 26, 1996 by and among the Company, GECC and each of the stockholders listed on the signature pages thereof.

               "Subordinated Indebtedness" shall mean all Indebtedness which is by its terms subordinated to Senior Indebtedness.

               "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power or the Voting Securities or equity interest is owned, directly or indirectly, by such Person.

               "Voting Securities" of any Person shall mean at any time shares of any class of capital stock of such Person which are then entitled to vote generally in the election of directors.

                11.2. Accounting Principles. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense required to be determined pursuant to this Agreement, and any consolidation or other accounting computation required to be made pursuant to this Agreement, and the construction of any definition in this Agreement containing a financial term, shall be determined or made, as the case may be, in accordance with generally accepted accounting principles, to the extent applicable, unless such principles are inconsistent with the express requirements of this Agreement. References in this Agreement to a fiscal year refer to the period ending on the Sunday closest to the last day of January of the following calendar year as determined by the 52/53 retail fiscal year. (For example, 1996 fiscal year refers to the fiscal year ending February 2, 1997.)

        12. Miscellaneous.

                12.1. Payments. The Company agrees that, so long as any Purchaser shall hold any Securities, the Company will make all cash interest or dividend payments thereon in immediately available funds in such manner as such Purchaser may reasonably request in writing.

                12.2. Severability. If any term, provision, covenant or restriction of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                12.3. Specific Enforcement. The Purchasers, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

                12.4. Entire Agreement. This Agreement (including the documents set forth in the exhibits hereto) contains the entire understanding of the parties with respect to the transactions contemplated hereby.

                12.5. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                12.6. Notices and Other Communications. All notices, consents, requests, instructions, approvals, financial statements, proxy statements, reports and other communications provided for herein shall be in writing and shall be delivered personally, by telecopy or sent by prepaid overnight courier service, to:

               THE COMPANY:
               Krause's Furniture, Inc.
               200 North Berry Street
               Brea, CA  92821-3903
               Attention:    Philip M. Hawley

               With copies (which shall not constitute notice) to:

               Judith O. Lasker and
               Robert A. Burton
               Krause's Furniture, Inc.
               200 North Berry Street
               Brea, CA 92821-3903

               and

               Timothy Scott, Esq.
               Morrison & Foerster
               555 West Fifth Street
               Los Angeles, CA  90013-1024

               GECC:
               General Electric Capital Corporation
               Equity Capital Group
               260 Long Ridge Road
               Stamford, CT  06927
               Attention:    Jeffrey H. Coats and
               Attention:    Counsel

               With a copy (which shall not constitute notice) to:

               Warren de Wied, Esq.
               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York  10004

               JOL:
               Japan Omnibus Ltd.
               Stephen Hutchings
               Tropic Isle Building
               Road Town, Tortola
               British Virgins Islands

               With a copy (which shall not constitute notice) to:

               David Kaufman, Esq.
               Stroock & Stroock & Lavan LLP
               180 Maiden Lane
               New York, New York 10038-4982

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

                12.7. Amendments; Waivers. This Agreement may be amended as to the Purchasers and their successors and assigns, and the Company may take any action herein prohibited, or omit to perform any act required to be performed by it, if the Company shall obtain the written consent of the registered holders of not less than 66 2/3% of the outstanding principal amount of the Notes then held by the Purchasers and their successors or assigns; provided, however, that without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to or waiver of any terms of this Agreement shall change or affect (1) the interest rate, maturity, principal amount, time of payment, currency of payment, or the amount or allocation of any prepayments of any Note, or (2) the conditions or manner of funding of the Standby Notes. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party. Notwithstanding anything in this Agreement to the contrary, no provision of this Section 12.7 may be waived, changed or modified.

                12.8. Cooperation. The Purchasers and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

                12.9. Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may be assigned by any Purchaser to any transferee of any Securities of such Purchaser. This Agreement may not be assigned by the Company.

                12.10. Expenses and Remedies. (a) The Company agrees to pay each Purchaser for all reasonable outside legal and consulting fees of such Purchaser in connection with this Agreement and the consummation of all transactions contemplated hereby, and all costs and expenses relating to any future amendment or supplement to this Agreement or any of the Securities (or any proposal by the Company for such amendment or supplement) whether or not consummated or any waiver or consent with respect thereto (or any proposal for such waiver or consent) whether or not consummated, and all costs and expenses of each Purchaser relating to the enforcement of this Agreement, the Registration Rights Agreement, the Warrants or the Notes or any of the Securities.

                        (b) The Company further agrees to indemnify and save harmless each Purchaser and its respective officers, directors, partners, employees, trustees and agents, each person who controls such Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any and all costs, expenses, damages or other liabilities resulting from any breach of this Agreement by the Company or any legal, administrative or other proceedings arising out of the transactions contemplated hereby (other than such costs, expenses, damages or other liabilities resulting, directly or indirectly, (i) from the breach by such Purchaser of any of its agreements contained herein,
(ii) from the gross negligence or willful misconduct of such Purchaser or any of its officers, directors, partners, employees or agents, or any person who controls such Purchaser within the meaning of the Securities Act or the Exchange Act or (iii) from an ERISA violation resulting from any action or inaction by such Purchaser, other than an ERISA violation resulting from a breach by the Company of this Agreement); provided, however, that, if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws.

                        (c) An indemnified party under this Section 12.10 will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from the Company on account of an indemnity agreement contained in this Section 12.10, notify the Company in writing of the commencement thereof. The omission of any indemnified party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such indemnified party except to the extent the Company shall have been prejudiced by the omission of such indemnified party so to notify the Company, pursuant to this Section 12.10. In case any such action shall be brought against any indemnified party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the Company to such indemnified party of its election so to assume the defense thereof, the Company will not be liable to such indemnified party under this Section 12.10 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof nor for any settlement thereof entered into without the consent of the Company; provided, however, that (i) if the Company shall elect not to assume the defense of such claim or action or (ii) if the indemnified party reasonably determines (x) that there may be a conflict between the positions of the Company and of the indemnified party in defending such claim or action or (y) that there may be legal defenses available to such indemnified party different from or in addition to those available to the Company, then separate counsel for the indemnified party shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the Company shall be liable for any reasonable legal or other expenses incurred by the indemnified party in connection with the defense.

                12.11. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the issuance and delivery of the Securities, regardless of any investigation made by or on behalf of any party.

                12.12. Transfer of Securities. (a) Each Purchaser understands and agrees that the Securities have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws or transactions as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws are available. Each Purchaser acknowledges that, except as provided in the Registration Rights Agreement, such Purchaser has no right to require the Company to register the Securities. Each Purchaser understands and agrees that each Note or certificate representing the Securities shall bear legends substantially in the form as follows:

                        "[THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE]
                [THIS NOTE HAS] NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

                        "IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE
                SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BETWEEN KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., [THE SECURITIES REPRESENTED BY

                THIS CERTIFICATE ARE] [THIS NOTE IS] SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS PARTIES THERETO. COPIES OF SUCH AGREEMENTS ARE ON FILE IN THE OFFICES OF THE CORPORATION."


                12.13. Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS AGREEMENT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                12.14. Term. This Agreement shall terminate upon the repayment in full of all amounts of principal, interest and other sums due and payable on all Notes, except that Section 12.10 shall survive the termination of this Agreement.

                12.15. Publicity. Each of the parties hereto agrees that it will make no statement regarding the transactions contemplated hereby which is inconsistent with the press release agreed to by the parties hereto. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the Commission or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised is legally necessary upon advice of its counsel.

                12.16. Signatures. This Agreement shall be effective upon delivery of original signature pages or facsimile copies thereof executed by each of the parties hereto.

                  [Remainder of page left intentionally blank.]

               IN WITNESS WHEREOF, the Company and the Purchaser have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.



                            KRAUSE'S FURNITURE, INC.


                                    By:
                                       ----------------------------------------
                                        Name:      Robert A. Burton
                                        Title:     Senior Vice President
                                                   and Chief Financial Officer


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:
                                       ----------------------------------------
                                        Name:      George L. Hashbarger, Jr.
                                        Title:     Senior Vice President/
                                                   Department Operations Manager


                                    JAPAN OMNIBUS LTD.
                                    (formerly known as EDSON INVESTMENTS, INC.)


                                    By:
                                       ----------------------------------------
                                        Name:
                                        Title:

                      GENERAL ELECTRIC CAPITAL CORPORATION
                               260 Long Ridge Road
                               Stamford, CT 06927


August 14, 1997

The Parties listed on Schedule A attached hereto (the "Permal Group") c/o Thomas DeLitto
Permal Capital Management, Inc.
900 Third Avenue
New York, NY 10022

Ladies and Gentlemen:

        Reference is hereby made to the Stockholders Agreement dated as of August 26, 1996, by and among Krause's Furniture, Inc. (the "Company") and each of the stockholders of the Company listed on the signature pages thereof (the "Stockholders Agreement"), and the Registration Rights Agreement dated as of August 26, 1996, by and among the Company and each of the stockholders of the Company listed on the signature pages thereof (the "Registration Rights Agreement").

        By executing this letter agreement (this "Agreement"), each of the undersigned signatories to the Stockholders Agreement and the Registration Rights Agreement agree that, notwithstanding any provision of the Stockholders Agreement and the Registration Rights Agreement, (i) Japan Omnibus Ltd. (formerly known as Edson Investments, Inc., "JOL") shall be permitted to offer for sale or sell a maximum of 2,000,000 shares in the aggregate and a minimum of 1,000,000 shares of the Company's Common Stock, par value $.001 per share ("Common Stock") and (ii) members of the Permal Group shall be permitted to offer for sale or sell a maximum amount of shares of Common Stock in the aggregate (with such shares being allocated among the members of the Permal Group as JOL may determine) equal to (x) 2,000,000 minus (y) the amount of shares of Common Stock that JOL elects to offer for sale or sell under this paragraph, at any time after the date of this Agreement, pursuant to a registration statement of the Company under the Securities Act of 1933. This letter shall be construed as a consent of GECC under Section 2.8(a) of the Registration Rights Agreement with respect to the matters described in this paragraph.


                                            Very truly yours,

                                            GENERAL ELECTRIC CAPITAL CORPORATION


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

Please confirm your agreement with the foregoing by signing below:


KRAUSE'S FURNITURE, INC.


By:
   ------------------------------
Name:
Title:

JAPAN OMNIBUS LTD.
(formerly known as EDSON INVESTMENTS, INC.)


By:
   ------------------------------
Name:
Title:

                             SCHEDULE A:  THE PERMAL GROUP
                               Permal Capital Management, Inc.
                               Permal Services, Inc.
                               Permal Capital Partners, L.P.
                               Permal Asset Management
                               Permal Special Opportunities, Ltd.
                               Japan Omnibus Ltd. (formerly known as Edson
                                         Investments, Inc.)
                               Jean R. Perrette
                               Isaac Robert Souede
                               Thomas M. DeLitto
                               Thomas M. & Donna S. DeLitto
                               United Gulf Bank (B.S.C.) E.C.
                               Kuwait Investment Projects
                               ATCO Holdings Ltd.
                               ATCO Development, Inc.

                                                     Exhibit A: 1997 Note (GECC)

                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY
               STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF
                  EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
                  STATEMENT UNDER SUCH ACT AND APPLICABLE STATE
                SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE
               REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

 THIS NOTE IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE
   AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS
      LTD., COPIES OF WHICH ARE ON FILE IN THE OFFICES OF THE CORPORATION.

                            KRAUSE'S FURNITURE, INC.

                             9.50% Subordinated Note
                               due August 31, 2002

                                                               New York, NY
$2,500,000.00                                                  August 14, 1997

               KRAUSE'S FURNITURE, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), or registered assigns, the sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00), payable in six equal installments of principal of $416,666.67, commencing on February 28, 2000, and on each August 31 and February 28 thereafter until August 31, 2002, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 9.50% per annum from the date hereof, due and payable (i) quarterly, on each November 30, February 28, May 31 and August 31 (each, a "Payment Date") after the date of the Notes commencing with November 30, 1997 and (ii) on the date of any prepayment, on the amount prepaid, until the Notes have been paid in full. Accrued interest on each Note is required to be paid in cash (in accordance with Section 5.1 of the Supplemental Securities Purchase Agreement dated as of August 14, 1997, as from time to time amended, by and among the Company, GECC and Japan Omnibus Ltd. (the "Supplemental Securities Purchase Agreement")) on each Payment Date.

               Interest on this Note shall cease to accrue if (i) the holder of this Note has been notified by the Company under Section 9.5 of the Supplemental Securities Purchase Agreement that this Note will be redeemed, and (ii) all amounts due under this Note are paid to the holder of this Note on the redemption date specified in such notice or such amounts are segregated and held in trust by the Company for payment upon surrender of this Note in accordance with such notice. During the continuance of any Event of Default (as defined in the Supplemental Securities Purchase Agreement), the Company shall pay interest on the outstanding principal of, and any other amounts (other than interest), if any, due on the Notes and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 12.00% per annum (computed on the same basis as above) until such overdue amount is paid or until such Event of Default is cured or waived. All payments on this Note shall be made in lawful money of the United States of America at the address specified by the holder hereof for such purpose in Schedule 5.1 to the Supplemental Securities Purchase Agreement or by such method as may be designated by notice to the Company, in the manner set forth in the Supplemental Securities Purchase Agreement.

               The outstanding principal amount of this Note shall be payable in six equal installments of principal of $416,666.67, commencing on February 28, 2000, and on each August 31 and February 28 thereafter until August 31, 2002. This Note is also subject to optional redemption, in whole or in part, all as specified in the Supplemental Securities Purchase Agreement.

               This Note is issued pursuant to the Supplemental Securities Purchase Agreement. The registered holder of this Note is entitled to the benefits of such Supplemental Securities Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

               This Note is expressly subordinated to the extent and in the manner provided in Section 10 of the Supplemental Securities Purchase Agreement to all Senior Indebtedness (as defined therein) of the Company.

               This Note is a registered Note and, as provided in the Supplemental Securities Purchase Agreement, is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

               In case an Event of Default shall occur and be continuing, the unpaid balance of the principal, interest and any other amounts payable on this Note may be declared and become due and payable in the manner and with the effect provided in the Supplemental Securities Purchase Agreement.

               THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS NOTE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                               KRAUSE'S FURNITURE, INC.


                                               By:
                                                  ------------------------
                                               Name:
                                               Title:

                                                   Exhibit A: 1997 Note (Permal)

                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY
               STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF
                  EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
                  STATEMENT UNDER SUCH ACT AND APPLICABLE STATE
                SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE
               REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

 THIS NOTE IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE
   AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS
      LTD., COPIES OF WHICH ARE ON FILE IN THE OFFICES OF THE CORPORATION.
                            KRAUSE'S FURNITURE, INC.

                             9.50% Subordinated Note
                               due August 31, 2002

                                                                 New York, NY
$500,000.00                                                      August 14, 1997

               KRAUSE'S FURNITURE, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to JAPAN OMNIBUS LTD. ("JOL"), or registered assigns, the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), payable in six equal installments of principal of $83,333.33, commencing on February 28, 2000, and on each August 31 and February 28 thereafter until August 31, 2002, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 9.50% per annum from the date hereof, due and payable (i) quarterly, on each November 30, February 28, May 31 and August 31 (each, a "Payment Date") after the date of the Notes commencing with November 30, 1997 and (ii) on the date of any prepayment, on the amount prepaid, until the Notes have been paid in full. Accrued interest on each Note is required to be paid in cash (in accordance with Section 5.1 of the Supplemental Securities Purchase Agreement dated as of August 14, 1997, as from time to time amended, between the Company, General Electric Capital Corporation and JOL (the "Supplemental Securities Purchase Agreement")) on each Payment Date.

               Interest on this Note shall cease to accrue if (i) the holder of this Note has been notified by the Company under Section 9.5 of the Supplemental Securities Purchase Agreement that this Note will be redeemed, and (ii) all amounts due under this Note are paid to the holder of this Note on the redemption date specified in such notice or such amounts are segregated and held in trust by the Company for payment upon surrender of this Note in accordance with such notice. During the continuance of any Event of Default (as defined in the Supplemental Securities Purchase Agreement), the Company shall pay interest on the outstanding principal of, and any other amounts (other than interest), if any, due on the Notes and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 12.00% per annum (computed on the same basis as above) until such overdue amount is paid or until such Event of Default is cured or waived. All payments on this Note shall be made in lawful money of the United States of America at the address specified by the holder hereof for such purpose in Schedule 5.1 to the Supplemental Securities Purchase Agreement or by such method as may be designated by notice to the Company, in the manner set forth in the Supplemental Securities Purchase Agreement.

               The outstanding principal amount of this Note shall be payable in six equal installments of principal of $83,333.33, commencing on February 28, 2000, and on each August 31 and February 28 thereafter until August 31, 2002. This Note is also subject to optional redemption, in whole or in part, all as specified in the Supplemental Securities Purchase Agreement.

               This Note is issued pursuant to the Supplemental Securities Purchase Agreement. The registered holder of this Note is entitled to the benefits of such Supplemental Securities Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

               This Note is expressly subordinated to the extent and in the manner provided in Section 10 of the Supplemental Securities Purchase Agreement to all Senior Indebtedness (as defined therein) of the Company.

               This Note is a registered Note and, as provided in the Supplemental Securities Purchase Agreement, is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

               In case an Event of Default shall occur and be continuing, the unpaid balance of the principal, interest and any other amounts payable on this Note may be declared and become due and payable in the manner and with the effect provided in the Supplemental Securities Purchase Agreement.

               THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS NOTE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                               KRAUSE'S FURNITURE, INC.


                                               By:
                                                  ------------------------
                                               Name:
                                               Title:

                                                  Exhibit B: Standby Note (GECC)

                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY
               STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF
                  EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
                  STATEMENT UNDER SUCH ACT AND APPLICABLE STATE
                SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE
               REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

 THIS NOTE IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE
   AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS
      LTD., COPIES OF WHICH ARE ON FILE IN THE OFFICES OF THE CORPORATION.

                            KRAUSE'S FURNITURE, INC.

                             9.50% Subordinated Note
                               due          , 200
                                   ---------     ----

                                                                New York, NY
($2,500,000.00)($1,250,000)1                                    August 14, 1997

               KRAUSE'S FURNITURE, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), or registered assigns, the sum of [TWO MILLION FIVE HUNDRED] [ONE MILLION TWO HUNDRED FIFTY]1 DOLLARS (($2,500,000.00)($1,250,000)1), payable in six equal installments of principal of $[416,666.67] [208,333.33]1, commencing on ________ 200_, and on each August
31 and February 28 thereafter until ________, 200_, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 9.50% per annum from the date hereof, due and payable (i) quarterly, on each November 30, February 28, May 31 and August 31 (each, a "Payment Date") after the date of the Notes commencing with the first such Payment Date after the issuance of this Note and (ii) on the date of any prepayment, on the amount prepaid, until the Notes have been paid in full. Accrued interest on each Note is required to be paid in cash (in



--------
1 Based on whether the Company opts to issue this Note in a single transaction in the amount of $2,500,000 or in up to two transactions, each in the amount of $1,250,000.

accordance with Section 5.1 of the Supplemental Securities Purchase Agreement dated as of August 14, 1997, as from time to time amended, between the Company and GECC (the "Supplemental Securities Purchase Agreement")) on each Payment Date.

               Interest on this Note shall cease to accrue if (i) the holder of this Note has been notified by the Company under Section 9.5 of the Supplemental Securities Purchase Agreement that this Note will be redeemed, and (ii) all amounts due under this Note are paid to the holder of this Note on the redemption date specified in such notice or such amounts are segregated and held in trust by the Company for payment upon surrender of this Note in accordance with such notice. During the continuance of any Event of Default (as defined in the Supplemental Securities Purchase Agreement), the Company shall pay interest on the outstanding principal of, and any other amounts (other than interest), if any, due on the Notes and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 12.00% per annum (computed on the same basis as above) until such overdue amount is paid or until such Event of Default is cured or waived. All payments on this Note shall be made in lawful money of the United States of America at the address specified by the holder hereof for such purpose in Schedule 5.1 to the Supplemental Securities Purchase Agreement or by such method as may be designated by notice to the Company, in the manner set forth in the Supplemental Securities Purchase Agreement.

               The outstanding principal amount of this Note shall be payable in six equal installments of principal of $[416,666.67] [208,333.33]1, commencing on ________, 200_, and on each August 31 and February 28 thereafter until ________, 200_. This Note is also subject to optional redemption, in whole or in part, all as specified in the Supplemental Securities Purchase Agreement.

               This Note is issued pursuant to the Supplemental Securities Purchase Agreement. The registered holder of this Note is entitled to the benefits of such Supplemental Securities Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

               This Note is expressly subordinated to the extent and in the manner provided in Section 10 of the Supplemental Securities Purchase Agreement to all Senior Indebtedness (as defined therein) of the Company.

               This Note is a registered Note and, as provided in the Supplemental Securities Purchase Agreement, is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

               In case an Event of Default shall occur and be continuing, the unpaid balance of the principal, interest and any other amounts payable on this Note may be declared and become due and payable in the manner and with the effect provided in the Supplemental Securities Purchase Agreement.

               THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS NOTE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                                               KRAUSE'S FURNITURE, INC.


                                               By:
                                                  ------------------------
                                               Name:
                                               Title:

                                               Exhibit B:  Standby Note (Permal)


                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY
               STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF
                  EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
                  STATEMENT UNDER SUCH ACT AND APPLICABLE STATE
                SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE
               REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

      THIS NOTE IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE SECURITIES
                             PURCHASE AGREEMENT AND
      THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S
    FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS
                LTD., COPIES OF WHICH ARE ON FILE IN THE OFFICES
                               OF THE CORPORATION.

                            KRAUSE'S FURNITURE, INC.

                             9.50% Subordinated Note
                               due _________, 200_


                                                                 New York, NY
($1,000,000.00)($500,000)1                                       August 14, 1997

        KRAUSE'S FURNITURE, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to JAPAN OMNIBUS LTD. (the "Holder"), or registered assigns, the sum of [ONE MILLION] [FIVE HUNDRED THOUSAND]1 DOLLARS (($1,000,000.00)($500,000)1), payable in six equal installments of principal of $[166,666.67][83,333.33]1, commencing on ________ 200_, and on each August 31 and February 28 thereafter until ________, 200_, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 9.50% per annum from the date hereof, due and payable (i) quarterly, on each November 30, February 28, May 31 and August 31 (each, a "Payment Date") after the date of the Notes commencing with the first such Payment Date after the issuance of this Note and (ii) on the date of any prepayment, on the amount prepaid, until the Notes have been paid in full. Accrued interest on each Note is required to be paid in cash (in accordance with Section 5.1 of the Supplemental Securities Purchase Agreement dated as

--------
1 Based on whether the Company opts to issue this Note in a single transaction in the amount of $1,000,000 or in up to two transactions, each in the amount of $500,000.

of August 14, 1997, as from time to time amended, between the Company and the Holder (the "Supplemental Securities Purchase Agreement")) on each Payment Date.

        Interest on this Note shall cease to accrue if (i) the holder of this Note has been notified by the Company under Section 9.5 of the Supplemental Securities Purchase Agreement that this Note will be redeemed, and (ii) all amounts due under this Note are paid to the holder of this Note on the redemption date specified in such notice or such amounts are segregated and held in trust by the Company for payment upon surrender of this Note in accordance with such notice. During the continuance of any Event of Default (as defined in the Supplemental Securities Purchase Agreement), the Company shall pay interest on the outstanding principal of, and any other amounts (other than interest), if any, due on the Notes and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 12.00% per annum (computed on the same basis as above) until such overdue amount is paid or until such Event of Default is cured or waived. All payments on this Note shall be made in lawful money of the United States of America at the address specified by the holder hereof for such purpose in Schedule 5.1 to the Supplemental Securities Purchase Agreement or by such method as may be designated by notice to the Company, in the manner set forth in the Supplemental Securities Purchase Agreement.

        The outstanding principal amount of this Note shall be payable in six equal installments of principal of $[166,666.67][83,333.33]1, commencing on ________, 200_, and on each August 31 and February 28 thereafter until ________, 200_. This Note is also subject to optional redemption, in whole or in part, all as specified in the Supplemental Securities Purchase Agreement.

        This Note is issued pursuant to the Supplemental Securities Purchase Agreement. The registered holder of this Note is entitled to the benefits of such Supplemental Securities Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

        This Note is expressly subordinated to the extent and in the manner provided in Section 10 of the Supplemental Securities Purchase Agreement to all Senior Indebtedness (as defined therein) of the Company.

        This Note is a registered Note and, as provided in the Supplemental Securities Purchase Agreement, is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the unpaid balance of the principal, interest and any other amounts payable on this Note may be declared and become due and payable in the manner and with the effect provided in the Supplemental Securities Purchase Agreement.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS NOTE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                               KRAUSE'S FURNITURE, INC.


                                               By:________________________
                                               Name:
                                               Title:

                                               EXHIBIT C-1: 1997 WARRANT (GECC)



                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.



                     No. of Shares of Common Stock: 600,000

                                TABLE OF CONTENTS


Section                                                                                            Page
-------                                                                                            ----

1. DEFINITIONS.......................................................................................1
2. EXERCISE OF WARRANT...............................................................................4
         2.1. Manner of Exercise.....................................................................4
         2.2. Payment of Taxes.......................................................................5
         2.3. Fractional Shares......................................................................5
3. TRANSFER, DIVISION AND COMBINATION................................................................6
         3.1. Transfer...............................................................................6
         3.2. Division and Combination...............................................................6
         3.3. Expenses...............................................................................6
         3.4. Maintenance of Books...................................................................6
4. ADJUSTMENTS.......................................................................................6
         4.1. Stock Dividends, Subdivisions and Combinations.........................................7
         4.2. Certain Other Distributions............................................................7
         4.3. Issuance of Additional Shares of Common Stock..........................................8
         4.4. Issuance of Warrants or Other Rights...................................................9
         4.5. Issuance of Convertible Securities.....................................................10
         4.6. Superseding Adjustment.................................................................11
         4.7. Other Provisions Applicable to Adjustments under this Section..........................12
         4.8. Reorganization, Reclassification, Merger, Consolidation or
                  Disposition of Assets..............................................................14
         4.9. Other Action Affecting Common Stock....................................................15
         4.10. Certain Limitations...................................................................15
5. NOTICES TO WARRANT HOLDERS........................................................................16
         5.1. Notice of Adjustment...................................................................16
         5.2. Notice of Corporate Action.............................................................16
6. RIGHTS OF HOLDERS.................................................................................17
         6.1. No Impairment..........................................................................17



7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY...................................................................................18
8. TAKING OF RECORD: STOCK AND WARRANT TRANSFER
         BOOKS.......................................................................................18
9. RESTRICTIONS ON TRANSFERABILITY...................................................................18
         9.1. Restrictive Legend.....................................................................18
         9.2. Notice of Proposed Transfers; Requests for Registration................................19
         9.3. Registration Rights....................................................................20
         9.4. Termination of Restrictions............................................................20
10. SUPPLYING INFORMATION............................................................................20
11. LOSS OR MUTILATION...............................................................................20
12. LIMITATION OF LIABILITY..........................................................................21
13. MISCELLANEOUS....................................................................................21
         13.1. Nonwaiver and Expenses................................................................21
         13.2. Notice Generally......................................................................21
         13.3. Remedies..............................................................................22
         13.4. Successors and Assigns................................................................22
         13.5. Amendment.............................................................................22
         13.6. Severability..........................................................................22
         13.7. Headings..............................................................................23
         13.8. Governing Law.........................................................................23
SIGNATURES...........................................................................................24
EXHIBITS.............................................................................................25
Exhibit A - Subscription Form........................................................................25
Exhibit B - Assignment Form..........................................................................26


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., THIS WARRANT IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS PARTIES THERETO, COPIES OF SUCH AGREEMENTS ARE ON FILE IN THE OFFICES OF THE CORPORATION.

No. of Shares of Common Stock:  600,000

                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.


                  THIS IS TO CERTIFY THAT GENERAL ELECTRIC CAPITAL CORPORATION, or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from KRAUSE'S FURNITURE, INC., a Delaware corporation (the "Company"), 600,000 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $1.25 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Closing Date" shall mean August 14, 1997.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $.001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.8.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the closing price per share of Common Stock on such date and, when used with reference to shares of Common Stock for any period, shall mean the average of the daily closing prices per share of Common Stock for such period. The closing price for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

                  "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of such successor federal statute.

                  "Expiration Date" shall mean August 31, 2006.

                  "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

                  "Other Property" shall have the meaning set forth in Section 4.8.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5, 4.6 and 4.7, Common Stock Outstanding shall include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

                  "Permitted Issuances" shall mean issuances of shares of Common Stock upon exercise of the warrants and options listed on Schedule 1.

                  "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.       EXERCISE OF WARRANT

                  2.1. Manner of Exercise. At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 200 North Berry Street, Brea, CA 92821-3903 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Current Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Current Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

                  Payment of the Current Warrant Price shall be made at the option of Holder by payment in cash, by certified or official bank check, or by the surrender of shares of Common Stock having a value equal to the aggregate warrant price of the shares of Common Stock being purchased upon exercise of the Warrant, by delivering to the Company certificates representing the number of shares of Common Stock to be surrendered, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder. For the purposes of making payment of the Current Warrant Price, the value of the Common Stock surrendered shall be determined based upon the Current Market Price as of the date of surrender of such shares of Common Stock. If Holder surrenders shares of Common Stock in payment of the Current Warrant Price and less than all of the shares of Common Stock represented by any certificate are being surrendered, the Company shall deliver to Holder a new certificate or certificates representing the shares of Common Stock not applied to payment of the Current Warrant Price; provided, however, that in lieu of any fractional share of Common Stock which such Holder would otherwise be entitled to receive, the Company shall pay to Holder an amount of cash equal to such fraction multiplied by the Current Market Price as of the date of surrender of the shares of Common Stock.

                  2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

                  2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1. Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2. Division and Combination. Subject to Section 9, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with
Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of shares of Common Stock for which this Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

                  4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  4.2. Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a) cash,

                  (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current

Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Majority Holders) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

                  4.3. Issuance of Additional Shares of Common Stock. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

                  (b) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

                  (c) If at any time the Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Shares of Common Stock which is less than the Current Warrant Price and the Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs
(a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5 herein.

                  4.4. Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of shares for which this Warrant is exercisable and such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.4 solely by reason of the issuance of stock purchase rights under a stockholder rights plan of the Company, provided that the adjustments required by this Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan.

                  4.5. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

                  4.6. Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to
Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (c) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (d) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  4.7. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this
         Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

                  4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section
4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.9. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  4.10. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5.       NOTICES TO WARRANT HOLDERS

                  5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2.     Notice of Corporate Action.  If at any time

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 13.2.

6.       RIGHTS OF HOLDERS

                  6.1 No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will
(a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

                  The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. Restrictive Legend. Except as otherwise provided in this
Section 9, each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "[THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY]
                  [THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

                           "IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE
                  SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., [THIS WARRANT IS] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE] SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE IN THE OFFICES OF THE CORPORATION."

                  9.2. Notice of Proposed Transfers; Requests for Registration. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this
Section 9.2 that such opinion is reasonably satisfactory.

                  9.3. Registration Rights. The holders of Warrants and Warrant Stock shall have the registration rights set forth in the Registration Rights Agreement.

                  9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

10.      SUPPLYING INFORMATION

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any reports or forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.      LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE Capital shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.      MISCELLANEOUS

                  13.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  13.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at

                           Krause's Furniture, Inc.
                           200 North Berry Street
                           Brea, CA  92821-3903
                           Attention:     Philip M. Hawley
                                          Robert A. Burton
                                          Judith O. Lasker
                           Telecopy Number:  (714) 990-3561
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  13.3. Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  13.4. Successors and Assigns. Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to
Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

                  13.5. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, provided however, that the foregoing shall not limit the operation of Section 4.6.

                  13.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  13.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  13.8. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  August    , 1997
              ----
                                           KRAUSE'S FURNITURE, INC.




                                           By:
                                               -------------------------------
                                           Name:    Robert A. Burton
                                           Title:   Senior Vice President
                                                    and Chief Financial Officer

Attest:


By:
   -----------------------------
Name:    Judith O. Lasker
Title:   Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of KRAUSE'S FURNITURE, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                                      -------------------------------------
                                      (Name of Registered Owner)


                                      -------------------------------------
                                      (Signature of Registered Owner)


                                      -------------------------------------
                                      (Street Address)


                                      -------------------------------------
                                      (City)     (State)          (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                    No. of Shares of Common Stock





and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of KRAUSE'S FURNITURE, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:                               Print Name:
      ----------------                          ----------------------------
                                     Signature:
                                               -----------------------------
                                     Witness:
                                             -------------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                              Exhibit C-1: 1997 Warrant (Permal)



                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.




                     No. of Shares of Common Stock: 140,000

                                TABLE OF CONTENTS


Section                                                                                            Page
-------                                                                                            ----

1. DEFINITIONS.......................................................................................1
2. EXERCISE OF WARRANT...............................................................................4
         2.1. Manner of Exercise.....................................................................4
         2.2. Payment of Taxes.......................................................................5
         2.3. Fractional Shares......................................................................5
3. TRANSFER, DIVISION AND COMBINATION................................................................6
         3.1. Transfer...............................................................................6
         3.2. Division and Combination...............................................................6
         3.3. Expenses...............................................................................6
         3.4. Maintenance of Books...................................................................6
4. ADJUSTMENTS.......................................................................................6
         4.1. Stock Dividends, Subdivisions and Combinations.........................................7
         4.2. Certain Other Distributions............................................................7
         4.3. Issuance of Additional Shares of Common Stock..........................................8
         4.4. Issuance of Warrants or Other Rights...................................................9
         4.5. Issuance of Convertible Securities.....................................................10
         4.6. Superseding Adjustment.................................................................11
         4.7. Other Provisions Applicable to Adjustments under this Section..........................12
         4.8. Reorganization, Reclassification, Merger, Consolidation or
                  Disposition of Assets..............................................................14
         4.9. Other Action Affecting Common Stock....................................................15
         4.10. Certain Limitations...................................................................15
5. NOTICES TO WARRANT HOLDERS........................................................................16
         5.1. Notice of Adjustment...................................................................16
         5.2. Notice of Corporate Action.............................................................16
6. RIGHTS OF HOLDERS.................................................................................17
         6.1. No Impairment..........................................................................17




7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY...................................................................................18
8. TAKING OF RECORD: STOCK AND WARRANT TRANSFER
         BOOKS.......................................................................................18
9. RESTRICTIONS ON TRANSFERABILITY...................................................................18
         9.1. Restrictive Legend.....................................................................18
         9.2. Notice of Proposed Transfers; Requests for Registration................................19
         9.3. Registration Rights....................................................................20
         9.4. Termination of Restrictions............................................................20
10. SUPPLYING INFORMATION............................................................................20
11. LOSS OR MUTILATION...............................................................................20
12. LIMITATION OF LIABILITY..........................................................................21
13. MISCELLANEOUS....................................................................................21
         13.1. Nonwaiver and Expenses................................................................21
         13.2. Notice Generally......................................................................21
         13.3. Remedies..............................................................................22
         13.4. Successors and Assigns................................................................22
         13.5. Amendment.............................................................................22
         13.6. Severability..........................................................................22
         13.7. Headings..............................................................................23
         13.8. Governing Law.........................................................................23
SIGNATURES...........................................................................................24
EXHIBITS.............................................................................................25
Exhibit A - Subscription Form........................................................................25
Exhibit B - Assignment Form..........................................................................26


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., THIS WARRANT IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS PARTIES THERETO, COPIES OF SUCH AGREEMENTS ARE ON FILE IN THE OFFICES OF THE CORPORATION.

No. of Shares of Common Stock:  140,000

                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.


                  THIS IS TO CERTIFY THAT JAPAN OMNIBUS LTD., or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from KRAUSE'S FURNITURE, INC., a Delaware corporation (the "Company"), 140,000 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $1.25 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Closing Date" shall mean August 14, 1997.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $.001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.8.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the closing price per share of Common Stock on such date and, when used with reference to shares of Common Stock for any period, shall mean the average of the daily closing prices per share of Common Stock for such period. The closing price for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

                  "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of such successor federal statute.

                  "Expiration Date" shall mean August 31, 2006.

                  "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

                  "Other Property" shall have the meaning set forth in Section 4.8.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5, 4.6 and 4.7, Common Stock Outstanding shall include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

                  "Permitted Issuances" shall mean issuances of shares of Common Stock upon exercise of the warrants and options listed on Schedule 1.

                  "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.       EXERCISE OF WARRANT

                  2.1. Manner of Exercise. At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 200 North Berry Street, Brea, CA 92821-3903 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Current Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as

Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Current Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

                  Payment of the Current Warrant Price shall be made at the option of Holder by payment in cash, by certified or official bank check, or by the surrender of shares of Common Stock having a value equal to the aggregate warrant price of the shares of Common Stock being purchased upon exercise of the Warrant, by delivering to the Company certificates representing the number of shares of Common Stock to be surrendered, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder. For the purposes of making payment of the Current Warrant Price, the value of the Common Stock surrendered shall be determined based upon the Current Market Price as of the date of surrender of such shares of Common Stock. If Holder surrenders shares of Common Stock in payment of the Current Warrant Price and less than all of the shares of Common Stock represented by any certificate are being surrendered, the Company shall deliver to Holder a new certificate or certificates representing the shares of Common Stock not applied to payment of the Current Warrant Price; provided, however, that in lieu of any fractional share of Common Stock which such Holder would otherwise be entitled to receive, the Company shall pay to Holder an amount of cash equal to such fraction multiplied by the Current Market Price as of the date of surrender of the shares of Common Stock.

                  2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

                  2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1. Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2. Division and Combination. Subject to Section 9, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with
Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of shares of Common Stock for which this Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

                  4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  4.2. Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a) cash,

                  (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current

Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Majority Holders) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

                  4.3. Issuance of Additional Shares of Common Stock. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

                  (b) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

                  (c) If at any time the Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Shares of Common Stock which is less than the Current Warrant Price and the Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs
(a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5 herein.

                  4.4. Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of shares for which this Warrant is exercisable and such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.4 solely by reason of the issuance of stock purchase rights under a stockholder rights plan of the Company, provided that the adjustments required by this Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan.

                  4.5. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

                  4.6. Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to
Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (c) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (d) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  4.7. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this
         Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

                  4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section
4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.9. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  4.10. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5.       NOTICES TO WARRANT HOLDERS

                  5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2.     Notice of Corporate Action.  If at any time

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 13.2.

6.       RIGHTS OF HOLDERS

                  6.1 No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will
(a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

                  The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. Restrictive Legend. Except as otherwise provided in this
Section 9, each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "[THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY]
                  [THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

                           "IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE
                  SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., [THIS WARRANT IS] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE] SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE IN THE OFFICES OF THE CORPORATION."

                  9.2. Notice of Proposed Transfers; Requests for Registration. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this
Section 9.2 that such opinion is reasonably satisfactory.

                  9.3. Registration Rights. The holders of Warrants and Warrant Stock shall have the registration rights set forth in the Registration Rights Agreement.

                  9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

10.      SUPPLYING INFORMATION

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any reports or forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.      LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE Capital shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.      MISCELLANEOUS

                  13.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  13.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at

                           Krause's Furniture, Inc.
                           200 North Berry Street
                           Brea, CA  92821-3903
                           Attention:     Philip M. Hawley
                                          Robert A. Burton
                                          Judith O. Lasker
                           Telecopy Number:  (714) 990-3561
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  13.3. Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  13.4. Successors and Assigns. Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to
Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

                  13.5. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, provided however, that the foregoing shall not limit the operation of Section 4.6.

                  13.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  13.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  13.8. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  August      , 1997
              ------
                                    KRAUSE'S FURNITURE, INC.




                                    By:
                                        ---------------------------------
                                    Name:    Robert A. Burton
                                    Title:   Senior Vice President
                                             and Chief Financial Officer

Attest:


By:
   --------------------------
Name:    Judith O. Lasker
Title:   Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of KRAUSE'S FURNITURE, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                                  ------------------------------------------
                                  (Name of Registered Owner)


                                  ------------------------------------------
                                  (Signature of Registered Owner)


                                  ------------------------------------------
                                  (Street Address)


                                  ------------------------------------------
                                  (City)     (State)             (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                     No. of Shares of Common Stock
----------------------------                     -----------------------------




and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of KRAUSE'S FURNITURE, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:                                 Print Name:
      ---------------                             --------------------------
                                       Signature:
                                                ----------------------------
                                       Witness:
                                               -----------------------------


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                             Exhibit C-2: Standby Warrant (GECC)


                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.



               No. of Shares of Common Stock: (200,000)(400,000)1



--------------
1 Based on whether the accompanying Standby Note is issued in the amount of $1,250,000 or $2,500,000.

                                TABLE OF CONTENTS


Section                                                                                          Page
-------                                                                                          ----

1. DEFINITIONS.......................................................................................2
2. EXERCISE OF WARRANT...............................................................................4
2.1. Manner of Exercise..............................................................................4
         2.2. Payment of Taxes.......................................................................5
         2.3. Fractional Shares......................................................................6
3. TRANSFER, DIVISION AND COMBINATION................................................................6
         3.1. Transfer...............................................................................6
         3.2. Division and Combination...............................................................6
         3.3. Expenses...............................................................................6
         3.4. Maintenance of Books...................................................................7
4. ADJUSTMENTS.......................................................................................7
         4.1. Stock Dividends, Subdivisions and Combinations.........................................7
         4.2. Certain Other Distributions............................................................7
         4.3. Issuance of Additional Shares of Common Stock..........................................8
         4.4. Issuance of Warrants or Other Rights...................................................10
         4.5. Issuance of Convertible Securities.....................................................10
         4.6. Superseding Adjustment.................................................................11
         4.7. Other Provisions Applicable to Adjustments under this Section..........................12
         4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.......14
         4.9. Other Action Affecting Common Stock....................................................15
         4.10. Certain Limitations...................................................................15
5. NOTICES TO WARRANT HOLDERS........................................................................16
         5.1. Notice of Adjustment...................................................................16
         5.2. Notice of Corporate Action.............................................................16
6. RIGHTS OF HOLDERS.................................................................................17
         6.1. No Impairment..........................................................................17




7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY...................................................................................18
8. TAKING OF RECORD: STOCK AND WARRANT TRANSFER BOOKS................................................18
9. RESTRICTIONS ON TRANSFERABILITY...................................................................18
         9.1. Restrictive Legend.....................................................................18
         9.2. Notice of Proposed Transfers; Requests for Registration................................19
         9.3. Registration Rights....................................................................20
         9.4. Termination of Restrictions............................................................20
10. SUPPLYING INFORMATION............................................................................20
11. LOSS OR MUTILATION...............................................................................20
12. LIMITATION OF LIABILITY..........................................................................21
13. MISCELLANEOUS....................................................................................21
         13.1. Nonwaiver and Expenses................................................................21
         13.2. Notice Generally......................................................................21
         13.3. Remedies..............................................................................22
         13.4. Successors and Assigns................................................................22
         13.5. Amendment.............................................................................22
         13.6. Severability..........................................................................22
         13.7. Headings..............................................................................23
         13.8. Governing Law.........................................................................23
SIGNATURES...........................................................................................23
EXHIBITS.............................................................................................25
Exhibit A - Subscription Form........................................................................25
Exhibit B - Assignment Form..........................................................................26


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., THIS WARRANT IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS PARTIES THERETO, COPIES OF SUCH AGREEMENTS ARE ON FILE IN THE OFFICES OF THE CORPORATION.


No. of Shares of Common Stock:  (200,000)(400,000)(1)

                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.


                  THIS IS TO CERTIFY THAT GENERAL ELECTRIC CAPITAL CORPORATION, or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from KRAUSE'S FURNITURE, INC., a Delaware corporation (the "Company"), (200,000)(400,000)1 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $1.25 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.



--------
(1) Based on whether the accompanying Standby Note is issued in the amount of $1,250,000 or $2,500,000.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Closing Date" shall mean August 14, 1997.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $.001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.8.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the closing price per share of Common Stock on such date and, when used with reference to shares of Common Stock for any period, shall mean the average of the daily closing prices per share of Common Stock for such period. The closing price for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

                  "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of such successor federal statute.

                  "Expiration Date" shall mean August 31, 2006.

                  "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

                  "Other Property" shall have the meaning set forth in Section 4.8.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5, 4.6 and 4.7, Common Stock Outstanding shall include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

                  "Permitted Issuances" shall mean issuances of shares of Common Stock upon exercise of the warrants and options listed on Schedule 1.

                  "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.       EXERCISE OF WARRANT

                  2.1. Manner of Exercise. At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 200 North Berry Street, Brea, CA 92821-3903 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Current Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Current Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

                  Payment of the Current Warrant Price shall be made at the option of Holder by payment in cash, by certified or official bank check, or by the surrender of shares of Common Stock having a value equal to the aggregate warrant price of the shares of Common Stock being purchased upon exercise of the Warrant, by delivering to the Company certificates representing the number of shares of Common Stock to be surrendered, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder. For the purposes of making payment of the Current Warrant Price, the value of the Common Stock surrendered shall be determined based upon the Current Market Price as of the date of surrender of such shares of Common Stock. If Holder surrenders shares of Common Stock in payment of the Current Warrant Price and less than all of the shares of Common Stock represented by any certificate are being surrendered, the Company shall deliver to Holder a new certificate or certificates representing the shares of Common Stock not applied to payment of the Current Warrant Price; provided, however, that in lieu of any fractional share of Common Stock which such Holder would otherwise be entitled to receive, the Company shall pay to Holder an amount of cash equal to such fraction multiplied by the Current Market Price as of the date of surrender of the shares of Common Stock.

                  2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

                  2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1. Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2. Division and Combination. Subject to Section 9, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with
Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of shares of Common Stock for which this Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

                  4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  4.2. Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a) cash,

                  (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),
then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Majority Holders) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by
(B) the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

                  4.3. Issuance of Additional Shares of Common Stock. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

                  (b) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

                  (c) If at any time the Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Shares of Common Stock which is less than the Current Warrant Price and the Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs
(a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5 herein.

                  4.4. Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in
Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of shares for which this Warrant is exercisable and such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.4 solely by reason of the issuance of stock purchase rights under a stockholder rights plan of the Company, provided that the adjustments required by this Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan.

                  4.5. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such

Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

                  4.6. Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to
Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (c) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (d) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  4.7. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this
         Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

                  (f) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Majority Holders.

                  4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.9. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  4.10. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5.       NOTICES TO WARRANT HOLDERS

                  5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2.     Notice of Corporate Action.  If at any time

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 13.2.

6.       RIGHTS OF HOLDERS

                  6.1. No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

                  The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. Restrictive Legend. Except as otherwise provided in this
Section 9, each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "[THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY]
                  [THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

                           "IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE
                  SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., [THIS WARRANT IS] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE] SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS

                  PARTIES THERETO, COPIES OF WHICH ARE ON FILE IN THE OFFICES OF THE CORPORATION."

                  9.2. Notice of Proposed Transfers; Requests for Registration. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this
Section 9.2 that such opinion is reasonably satisfactory.

                  9.3. Registration Rights. The holders of Warrants and Warrant Stock shall have the registration rights set forth in the Registration Rights Agreement.

                  9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

10.      SUPPLYING INFORMATION

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any reports or forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.      LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE Capital shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.      MISCELLANEOUS

                  13.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  13.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at

                           Krause's Furniture, Inc.
                           200 North Berry Street
                           Brea, CA  92621-3903
                           Attention:       Philip M. Hawley
                                            Robert A. Burton
                                            Judith O. Lasker
                           Telecopy Number:  (714) 990-3561

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  13.3. Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  13.4. Successors and Assigns. Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to
Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

                  13.5. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, provided however, that the foregoing shall not limit the operation of Section 4.6.

                  13.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  13.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  13.8. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY

LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:
      ---------------
                                     KRAUSE'S FURNITURE, INC.




                                     By:
                                        ---------------------------------
                                     Name:   Robert A. Burton
                                     Title:  Senior Vice President
                                             and Chief Financial Officer

Attest:


By:
   ---------------------------
Name:   Judith O. Lasker
Title:  Corporate Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of KRAUSE'S FURNITURE, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                                   -----------------------------------------
                                   (Name of Registered Owner)


                                   -----------------------------------------
                                   (Signature of Registered Owner)


                                   -----------------------------------------
                                   (Street Address)


                                   -----------------------------------------
                                   (City)     (State)             (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                      No. of Shares of Common Stock



and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of KRAUSE'S FURNITURE, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:                             Print Name:
      ---------------                         ------------------------------
                                   Signature:
                                             -------------------------------
                                   Witness:
                                           ---------------------------------


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                           Exhibit C-2: Standby Warrant (Permal)



                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.




                No. of Shares of Common Stock: (80,000)(160,000)(1)

--------------
(1) Based on whether the accompanying Standby Note is issued in the amount of $500,000 or $1,000,000.

                                TABLE OF CONTENTS


Section                                                                                          Page
-------                                                                                          ----

1. DEFINITIONS.......................................................................................2
2. EXERCISE OF WARRANT...............................................................................4
         2.1. Manner of Exercise.....................................................................4
         2.2. Payment of Taxes.......................................................................5
         2.3. Fractional Shares......................................................................6
3. TRANSFER, DIVISION AND COMBINATION................................................................6
         3.1. Transfer...............................................................................6
         3.2. Division and Combination...............................................................6
         3.3. Expenses...............................................................................6
         3.4. Maintenance of Books...................................................................7
4. ADJUSTMENTS.......................................................................................7
         4.1. Stock Dividends, Subdivisions and Combinations.........................................7
         4.2. Certain Other Distributions............................................................7
         4.3. Issuance of Additional Shares of Common Stock..........................................8
         4.4. Issuance of Warrants or Other Rights...................................................10
         4.5. Issuance of Convertible Securities.....................................................10
         4.6. Superseding Adjustment.................................................................11
         4.7. Other Provisions Applicable to Adjustments under this Section..........................12
         4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.......14
         4.9. Other Action Affecting Common Stock....................................................15
         4.10. Certain Limitations...................................................................15
5. NOTICES TO WARRANT HOLDERS........................................................................16
         5.1. Notice of Adjustment...................................................................16
         5.2. Notice of Corporate Action.............................................................16
6. RIGHTS OF HOLDERS.................................................................................17
         6.1. No Impairment..........................................................................17




7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY...................................................................................18
8. TAKING OF RECORD: STOCK AND WARRANT TRANSFER BOOKS................................................18
9. RESTRICTIONS ON TRANSFERABILITY...................................................................18
         9.1. Restrictive Legend.....................................................................18
         9.2. Notice of Proposed Transfers; Requests for Registration................................19
         9.3. Registration Rights....................................................................20
         9.4. Termination of Restrictions............................................................20
10. SUPPLYING INFORMATION............................................................................20
11. LOSS OR MUTILATION...............................................................................20
12. LIMITATION OF LIABILITY..........................................................................21
13. MISCELLANEOUS....................................................................................21
         13.1. Nonwaiver and Expenses................................................................21
         13.2. Notice Generally......................................................................21
         13.3. Remedies..............................................................................22
         13.4. Successors and Assigns................................................................22
         13.5. Amendment.............................................................................22
         13.6. Severability..........................................................................22
         13.7. Headings..............................................................................23
         13.8. Governing Law.........................................................................23
SIGNATURES...........................................................................................23
EXHIBITS.............................................................................................25
Exhibit A - Subscription Form........................................................................25
Exhibit B - Assignment Form..........................................................................26


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., THIS WARRANT IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS PARTIES THERETO, COPIES OF SUCH AGREEMENTS ARE ON FILE IN THE OFFICES OF THE CORPORATION.


No. of Shares of Common Stock:  (80,000)(160,000)(1)

                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.


                  THIS IS TO CERTIFY THAT JAPAN OMNIBUS LTD., or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from KRAUSE'S FURNITURE, INC., a Delaware corporation (the "Company"), (80,000)(160,000)(1) shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price of $1.25 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.


------------------
(1) Based on whether the accompanying Standby Note is issued in the amount of $500,000 or $1,000,000.

1.       DEFINITIONS

                  As used in this Warrant, the following terms have the respective meanings set forth below:

                  "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

                  "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                  "Closing Date" shall mean August 14, 1997.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $.001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.8.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the closing price per share of Common Stock on such date and, when used with reference to shares of Common Stock for any period, shall mean the average of the daily closing prices per share of Common Stock for such period. The closing price for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If the Common Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

                  "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of such successor federal statute.

                  "Expiration Date" shall mean August 31, 2006.

                  "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

                  "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

                  "Other Property" shall have the meaning set forth in Section 4.8.

                  "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5, 4.6 and 4.7, Common Stock Outstanding shall include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

                  "Permitted Issuances" shall mean issuances of shares of Common Stock upon exercise of the warrants and options listed on Schedule 1.

                  "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

                  "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.1(a).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "Transfer Notice" shall have the meaning set forth in Section 9.2.

                  "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                  "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.       EXERCISE OF WARRANT

                  2.1. Manner of Exercise. At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                  In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 200 North Berry Street, Brea, CA 92821-3903 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Current Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Current Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

                  Payment of the Current Warrant Price shall be made at the option of Holder by payment in cash, by certified or official bank check, or by the surrender of shares of Common Stock having a value equal to the aggregate warrant price of the shares of Common Stock being purchased upon exercise of the Warrant, by delivering to the Company certificates representing the number of shares of Common Stock to be surrendered, duly endorsed by or accompanied by appropriate instruments of transfer duly executed by Holder. For the purposes of making payment of the Current Warrant Price, the value of the Common Stock surrendered shall be determined based upon the Current Market Price as of the date of surrender of such shares of Common Stock. If Holder surrenders shares of Common Stock in payment of the Current Warrant Price and less than all of the shares of Common Stock represented by any certificate are being surrendered, the Company shall deliver to Holder a new certificate or certificates representing the shares of Common Stock not applied to payment of the Current Warrant Price; provided, however, that in lieu of any fractional share of Common Stock which such Holder would otherwise be entitled to receive, the Company shall pay to Holder an amount of cash equal to such fraction multiplied by the Current Market Price as of the date of surrender of the shares of Common Stock.

                  2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

                  2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

3.       TRANSFER, DIVISION AND COMBINATION

                  3.1. Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

                  3.2. Division and Combination. Subject to Section 9, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with
Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

                  3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS

                  The number of shares of Common Stock for which this Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

                  4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  4.2. Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a) cash,

                  (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                  (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),
then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Majority Holders) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by
(B) the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

                  4.3. Issuance of Additional Shares of Common Stock. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

                  (b) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

                  (c) If at any time the Company (except as hereinafter provided) shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Shares of Common Stock which is less than the Current Warrant Price and the Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs
(a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5 herein.

                  4.4. Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in
Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of shares for which this Warrant is exercisable and such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.4 solely by reason of the issuance of stock purchase rights under a stockholder rights plan of the Company, provided that the adjustments required by this Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan.

                  4.5. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such

Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

                  4.6. Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to
Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (c) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (d) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  4.7. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this
         Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

                  (f) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Majority Holders.

                  4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  4.9. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  4.10. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5.       NOTICES TO WARRANT HOLDERS

                  5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in
Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

                  5.2.     Notice of Corporate Action.  If at any time

                  (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                  (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 13.2.

6.       RIGHTS OF HOLDERS

                  6.1 No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                  Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                  From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

                  In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       RESTRICTIONS ON TRANSFERABILITY

                  The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

                  9.1. Restrictive Legend. Except as otherwise provided in this
Section 9, each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                           "[THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY]
                  [THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

                           "IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE
                  SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., [THIS WARRANT IS] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE] SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS

                  PARTIES THERETO, COPIES OF WHICH ARE ON FILE IN THE OFFICES OF THE CORPORATION."

                  9.2. Notice of Proposed Transfers; Requests for Registration. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this
Section 9.2 that such opinion is reasonably satisfactory.

                  9.3. Registration Rights. The holders of Warrants and Warrant Stock shall have the registration rights set forth in the Registration Rights Agreement.

                  9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

10.      SUPPLYING INFORMATION

                  The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any reports or forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.      LOSS OR MUTILATION

                  Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE Capital shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.      LIMITATION OF LIABILITY

                  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.      MISCELLANEOUS

                  13.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                  13.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                  (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                  (b)      If to the Company at

                           Krause's Furniture, Inc.
                           200 North Berry Street
                           Brea, CA  92621-3903
                           Attention:       Philip M. Hawley
                                            Robert A. Burton
                                            Judith O. Lasker
                           Telecopy Number:  (714) 990-3561

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

                  13.3. Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  13.4. Successors and Assigns. Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to
Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

                  13.5. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, provided however, that the foregoing shall not limit the operation of Section 4.6.

                  13.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

                  13.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

                  13.8. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY

LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:
      -----------
                                  KRAUSE'S FURNITURE, INC.




                                  By:
                                     ---------------------------------
                                  Name:   Robert A. Burton
                                  Title:  Senior Vice President
                                          and Chief Financial Officer

Attest:


By:
   -----------------------------
Name:  Judith O. Lasker
Title: Corporate Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]


                  The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of KRAUSE'S FURNITURE, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                                   -----------------------------------------
                                   (Name of Registered Owner)


                                   -----------------------------------------
                                   (Signature of Registered Owner)


                                   -----------------------------------------
                                   (Street Address)


                                   -----------------------------------------
                                   (City)     (State)             (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM


                  FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                      No. of Shares of Common Stock
----------------------------                      -----------------------------




and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of KRAUSE'S FURNITURE, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:                             Print Name:
      ---------------                         ---------------------------------
                                   Signature:
                                             ----------------------------------
                                    Witness:
                                            -----------------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                Exhibit C-3: Performance Warrant



                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.



                  No. of Shares of Common Stock: As determined
              and allocated in accordance with Section 2.4 herein.

                                TABLE OF CONTENTS


Section                                                                                          Page
-------                                                                                          ----

1. DEFINITIONS.......................................................................................1
2. EXERCISE OF WARRANT...............................................................................4
         2.1. Manner of Exercise.....................................................................4
         2.2. Payment of Taxes.......................................................................5
         2.3. Fractional Shares......................................................................5
         2.4. Determination of Number of Shares; Allocation of Shares................................5
3. TRANSFER, DIVISION AND COMBINATION................................................................6
         3.1. Transfer...............................................................................6
         3.2. Division and Combination...............................................................6
         3.3. Expenses...............................................................................7
         3.4. Maintenance of Books...................................................................7
4. ADJUSTMENTS.......................................................................................7
         4.1. Stock Dividends, Subdivisions and Combinations.........................................7
         4.2. Certain Other Distributions............................................................7
         4.3. Issuance of Additional Shares of Common Stock..........................................8
         4.4. Issuance of Warrants or Other Rights...................................................9
         4.5. Issuance of Convertible Securities.....................................................10
         4.6. Superseding Adjustment.................................................................10
         4.7. Other Provisions Applicable to Adjustments under this Section..........................11
         4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.......13
         4.9. Other Action Affecting Common Stock....................................................14
5. NOTICES TO WARRANT HOLDERS........................................................................14
         5.1. Notice of Adjustment...................................................................14
         5.2. Notice of Corporate Action.............................................................15
6. RIGHTS OF HOLDERS.................................................................................16
         6.1. No Impairment..........................................................................16



7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH APPROVAL OF ANY GOVERNMENTAL
         AUTHORITY...................................................................................16
8. TAKING OF RECORD: STOCK AND WARRANT TRANSFER BOOKS................................................17
9. RESTRICTIONS ON TRANSFERABILITY...................................................................17
         9.1. Restrictive Legend.....................................................................17
         9.2. Notice of Proposed Transfers; Requests for Registration................................18
         9.3. Registration Rights....................................................................19
         9.4. Termination of Restrictions............................................................19
10. SUPPLYING INFORMATION............................................................................19
11. LOSS OR MUTILATION...............................................................................19
12. LIMITATION OF LIABILITY..........................................................................19
13. MISCELLANEOUS....................................................................................19
         13.1. Nonwaiver and Expenses................................................................20
         13.2. Notice Generally......................................................................20
         13.3. Remedies..............................................................................21
         13.4. Successors and Assigns................................................................21
         13.5. Amendment.............................................................................21
         13.6. Severability..........................................................................21
         13.7. Headings..............................................................................21
         13.8. Governing Law.........................................................................21
SIGNATURES...........................................................................................23
EXHIBITS.............................................................................................24
Exhibit A - Subscription Form........................................................................24
Exhibit B - Assignment Form..........................................................................25


THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., THIS WARRANT IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS PARTIES THERETO, COPIES OF SUCH AGREEMENTS ARE ON FILE IN THE OFFICES OF THE CORPORATION.

 No. of Shares of Common Stock: As determined and allocated in accordance with
                                  Section 2.4.

                                     WARRANT

                      To Purchase Shares of Common Stock of

                            KRAUSE'S FURNITURE, INC.


         THIS IS TO CERTIFY THAT GENERAL ELECTRIC CAPITAL CORPORATION ("GECC") and JAPAN OMNIBUS LTD. ("JOL"), or their respective registered assigns, are entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from KRAUSE'S FURNITURE, INC., a Delaware corporation (the "Company"), a number of shares of Common Stock (as hereinafter defined) as determined and allocated in accordance with Section 2.4 and subject to adjustment as provided herein, in whole or in part, at a purchase price of $0.01 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.   DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

         "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

         "Closing Date" shall mean August 14, 1997.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $.001 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.8.

         "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

         "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the closing price per share of Common Stock on such date and, when used with reference to shares of Common Stock for any period, shall mean the average of the daily closing prices per share of Common Stock for such period. The closing price for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If the Common

Stock is listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

         "EBITDA" means, for a given year, the consolidated net income of the Company for such year, plus interest expense (net of interest income), plus income tax expense, plus depreciation and amortization expense, each of the above computed in accordance with generally accepted accounting principles applied on a consistent basis.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of such successor federal statute.

         "Expiration Date" shall mean August 31, 2006.

         "Holder" shall mean the Persons in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

         "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

         "Other Property" shall have the meaning set forth in Section 4.8.

         "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5, 4.6 and 4.7, Common Stock Outstanding shall include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

         "Permitted Issuances" shall mean issuances of shares of Common Stock upon exercise of the warrants and options listed on Schedule 1.

         "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

         "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

         "Transfer Notice" shall have the meaning set forth in Section 9.2.

         "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

         "Warrant Price" shall mean $0.01 per share of Common Stock.

         "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.   EXERCISE OF WARRANT

         2.1. Manner of Exercise. At any time or from time to time from and after April 1, 2000 and until 5:00 P.M., New York time, on the Expiration Date, each Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable by such Holder hereunder.

         In order to exercise this Warrant, in whole or in part, a Holder shall deliver to the Company at its principal office at 200 North Berry Street, Brea, CA 92821-3903 (i) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by such Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to such Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as the exercising Holder shall request in the notice and shall be registered in the name of such Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the exercising Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the exercising Holder a new Warrant evidencing the right of such Holder to purchase the unpurchased shares of Common Stock called for by this Warrant and allocated to such Holder, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the exercising Holder, appropriate notation may be made on this Warrant and the same returned to the exercising Holder.

         Payment of the Warrant Price shall be made by certified or official bank check.

         2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

         2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which a Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

         2.4. Determination of Number of Shares; Allocation of Shares. (a) Subject to Section 4, the number of shares of Common Stock for which this Warrant is exercisable shall be determined based upon EBITDA of the Company for the fiscal year ended January 30, 2000 ("FYE 1999 EBITDA"), as follows:

                         FYE 1999 EBITDA        Number of Shares
                         ---------------        ----------------

                    $15,000,000 or greater                 0
                    $14,000,000 - $14,999,999        200,000
                    $13,000,000 - $13,999,999        400,000
                    $12,000,000 - $12,999,999        600,000
                    $11,000,000 - $11,999,999        800,000
                    $10,999,999 or less            1,000,000


                  (b) The Shares which may be purchased upon exercise of this Warrant shall be allocated between GECC and JOL in proportion to the aggregate amount of 1997 Notes and Standby Notes purchased by each of them pursuant to the Supplemental Securities Purchase Agreement dated as of August 14, 1997 among the Company, GECC and JOL.

3.   TRANSFER, DIVISION AND COMBINATION

         3.1. Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights of a Holder hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in
Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the transferring Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and all rights of the transferring Holder under this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

         3.2. Division and Combination. Subject to Section 9, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the surrendering Holder. Subject to compliance with Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. This Warrant shall be divided into separate Warrants in the names of GECC and JOL upon determination and allocation of the shares of Common Stock covered hereby pursuant to Section 2.4.

         3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 3.

         3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.   ADJUSTMENTS

         The number of shares of Common Stock for which this Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

         4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

         (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

         (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

         (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

         4.2. Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

         (a)      cash,

         (b) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

         (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Majority Holders) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

         4.3. Issuance of Additional Shares of Common Stock. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price.

         (b) The provisions of paragraph (a) of this Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) of this Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5 herein.

         4.4. Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable shall be adjusted as provided in Section
4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of shares for which this Warrant is exercisable and such warrants or other rights. No further adjustments shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.4 solely by reason of the issuance of stock purchase rights under a stockholder rights plan of the Company, provided that the adjustments required by this Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan.

         4.5. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable shall be adjusted as provided in
Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable shall be made under this
Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Warrant is exercisable shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable shall be made by reason of such issue or sale.

         4.6. Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

         (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

         (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

         (c) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

         (d) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         4.7. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable provided for in this Section 4:

         (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

         (b)      When Adjustments to Be Made. The adjustments required by this
     Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously results in an increase or decrease of less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (c)      Fractional Interests. In computing adjustments under this
     Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

         (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

         4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section
4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         4.9. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable shall be adjusted in such manner as may be equitable in the circumstances.

5.   NOTICES TO WARRANT HOLDERS

         5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted pursuant to
Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, after giving effect to such adjustment. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

         5.2.     Notice of Corporate Action. If at any time

         (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

         (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to each Holder
(i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to each Holder at the last address of such Holder appearing on the books of the Company and delivered in accordance with Section 13.2.

6.   RIGHTS OF HOLDERS

         6.1. No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of each Holder against impairment. Without limiting the generality of the foregoing, the Company will
(a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

         Upon the request of any Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to such Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

         From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

8.   TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

         In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The

Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.   RESTRICTIONS ON TRANSFERABILITY

         The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this
Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Each Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

         9.1.     Restrictive Legend. Except as otherwise provided in this
Section 9, each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "[THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

                  "IN ADDITION TO THE RESTRICTIONS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT AND THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC., GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS LTD., [THIS WARRANT IS] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE] SUBJECT TO THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT BY AND AMONG KRAUSE'S FURNITURE, INC. AND THE STOCKHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE IN THE OFFICES OF THE CORPORATION."

         9.2. Notice of Proposed Transfers; Requests for Registration. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this
Section 9.2 that such opinion is reasonably satisfactory.

         9.3. Registration Rights. The holders of Warrants and Warrant Stock shall have the registration rights set forth in the Registration Rights Agreement.

         9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

10.  SUPPLYING INFORMATION

         The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any reports or forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.  LOSS OR MUTILATION

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GECC or JOL shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.  LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmative action by a Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of any Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.  MISCELLANEOUS

         13.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of a Holder shall operate as a waiver of such right or otherwise prejudice such Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to each Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by such Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

         13.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

         (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

         (b)      If to the Company at

                           Krause's Furniture, Inc.
                           200 North Berry Street
                           Brea, CA  92821-3903
                           Attention:  Philip M. Hawley
                                       Robert A. Burton
                                       Judith O. Lasker
                           Telecopy Number:  (714) 990-3561

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

         13.3. Remedies. Each holder of this Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         13.4. Successors and Assigns. Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of each Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to
Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

         13.5. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, provided however, that the foregoing shall not limit the operation of Section 4.6; provided, further, that so long as the interests of GECC and JOL are represented by a single Warrant, no modification, amendment or waiver of any provision of such Warrant will be made without the written consent of each of GECC and JOL.

         13.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         13.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         13.8. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY

AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  August ___, 1997

                                       KRAUSE'S FURNITURE, INC.




                                       By: ________________________________
                                       Name:    Robert A. Burton
                                       Title:   Senior Vice President
                                                and Chief Financial Officer

Attest:


By: _____________________________
Name:    Judith O. Lasker
Title:   Corporate Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]


         The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of KRAUSE'S FURNITURE, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                                       ------------------------------------
                                       (Name of Registered Owner)


                                       ------------------------------------
                                       (Signature of Registered Owner)


                                       ------------------------------------
                                       (Street Address)


                                       ------------------------------------
                                       (City)   (State)     (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM


         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee                     No. of Shares of Common Stock
----------------------------                     -----------------------------





and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of KRAUSE'S FURNITURE, INC. maintained for the purpose, with full power of substitution in the premises.


Dated:_______________               Print Name:__________________
                                    Signature:___________________
                                    Witness:_____________________

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                    Exhibit E:  Replacement Note


                   THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
              SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY
               STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF
                  EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
                  STATEMENT UNDER SUCH ACT AND APPLICABLE STATE
                SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE
               REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

      THIS NOTE IS SUBJECT TO THE RESTRICTIONS SET FORTH IN THE SECURITIES
                             PURCHASE AGREEMENT AND
      THE SUPPLEMENTAL SECURITIES PURCHASE AGREEMENT BY AND AMONG KRAUSE'S
                                FURNITURE, INC.,
             GENERAL ELECTRIC CAPITAL CORPORATION AND JAPAN OMNIBUS
                LTD., COPIES OF WHICH ARE ON FILE IN THE OFFICES
                               OF THE CORPORATION.

                            KRAUSE'S FURNITURE, INC.

                             9.50% Subordinated Note
                               due August 31, 2002

                                                                 New York, NY
$5,501,091.00                                                    August 14, 1997

        KRAUSE'S FURNITURE, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), or registered assigns, the sum of FIVE MILLION FIVE HUNDRED AND ONE THOUSAND NINETY ONE DOLLARS ($5,501,091.00), payable in six equal installments of principal of $916,848.50, commencing on February 28, 2000, and on each August 31 and February 28 thereafter until August 31, 2002, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at the rate of 9.50% per annum from the date hereof, due and payable (i) quarterly, on each November 30, February 28, May 31 and August 31 (each, a "Payment Date") after the date of the Notes commencing with November 30, 1997 and (ii) on the date of any prepayment, on the amount prepaid, until the Notes have been paid in full. Accrued interest on each Note is required to be paid in cash (in accordance with Section 5.1 of the Supplemental Securities Purchase Agreement dated as of August 14, 1997, as from time to time amended, by and among the Company, GECC and Japan Omnibus Ltd. (the "Supplemental Securities Purchase Agreement")) on each Payment Date.

        Interest on this Note shall cease to accrue if (i) the holder of this Note has been notified by the Company under Section 9.5 of the Supplemental Securities Purchase Agreement that this Note will be redeemed, and (ii) all amounts due under this Note are paid to the holder of this Note on the redemption date specified in such notice or such amounts are segregated and held in trust by the Company for payment upon surrender of this Note in accordance with such notice. During the continuance of any Event of Default (as defined in the Supplemental Securities Purchase Agreement), the Company shall pay interest on the outstanding principal of, and any other amounts (other than interest), if any, due on the Notes and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 12.00% per annum (computed on the same basis as above) until such overdue amount is paid or until such Event of Default is cured or waived. All payments on this Note shall be made in lawful money of the United States of America at the address specified by the holder hereof for such purpose in Schedule 5.1 to the Supplemental Securities Purchase Agreement or by such method as may be designated by notice to the Company, in the manner set forth in the Supplemental Securities Purchase Agreement.

        The outstanding principal amount of this Note shall be payable in six equal installments of principal of $916,848.50, commencing on February 28, 2000, and on each August 31 and February 28 thereafter until August 31, 2002. This
Note is also subject to optional redemption, in whole or in part, all as specified in the Supplemental Securities Purchase Agreement.

        This Note replaces the Original Note issued August 26, 1996, and the Additional Notes issued November 30, 1996, February 28, 1997 and May 31, 1997, pursuant to the terms of the Supplemental Securities Purchase Agreement. The registered holder of this Note is entitled to the benefits of such Supplemental Securities Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

        This Note is expressly subordinated to the extent and in the manner provided in Section 10 of the Supplemental Securities Purchase Agreement to all Senior Indebtedness (as defined therein) of the Company.

        This Note is a registered Note and, as provided in the Supplemental Securities Purchase Agreement, is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing. The Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the unpaid balance of the principal, interest and any other amounts payable on this Note may be declared and become due and payable in the manner and with the effect provided in the Supplemental Securities Purchase Agreement.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS NOTE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                                               KRAUSE'S FURNITURE, INC.


                                               By:________________________
                                               Name:
                                               Title: